UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Turtle Beach Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Terry Jimenez Chairman of the Board

Turtle Beach 2025 Stockholder Letter

April 18, 2025

Dear Fellow Turtle Beach Stockholders:

We are pleased to invite you to the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Turtle Beach Corporation (“we,” us,” or “Turtle Beach”). Details regarding how to participate in the webcast of the Annual Meeting and the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

At the Annual Meeting, we will ask you to: (1) elect eight director nominees named in the attached proxy statement to our Board of Directors (the “Board”); (2) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; (3) approve, on a non-binding, advisory basis, the compensation of our named executive officers (“Say-on-Pay”); (4) approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and (5) approve an amendment to the Company’s 2023 Stock Based Incentive Compensation Plan. At the Annual Meeting, which will be held virtually, you will be able to vote your shares electronically and submit your questions.

The Board unanimously recommends that you vote “FOR” the election of Terry Jimenez, Elizabeth B. Bush, Cris Keirn, David Muscatel, Katherine L. Scherping, Julia W. Sze, Andrew Wolfe, Ph.D., and William Wyatt.

Whether you intend to virtually attend the Annual Meeting or not, we hope you will vote as soon as possible.

Thank you for being a stockholder of Turtle Beach. We believe the future is bright as we execute on our proven strategy to drive growth and build on our innovative expansion of gaming categories and products. We appreciate your continued partnership and support.

Sincerely,

/s/ Terry Jimenez

Terry Jimenez

Chairman of the Board

Turtle Beach Corporation

15822 Bernardo Center Drive, Suite 105 San Diego, California 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only www.virtualshareholdermeeting.com/ TBCH2025	Meeting on: Tuesday, June 3, 2025	12:00 P.M. ET	For Stockholders as of: Close of Business April 11, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Turtle Beach Corporation (“we,” “us,” or the “Company”), which will be held online at 12:00 p.m. Eastern Time on June 3, 2025. We will hold our Annual Meeting in a virtual meeting format only via the Internet (no in-person meeting). As a result, more stockholders will be able to participate without traveling. Stockholders will be able to listen, vote, and submit questions from any remote location with Internet connectivity. Information on how to participate in the Annual Meeting can be found on the first page of the accompanying proxy statement (the “Proxy Statement”). The Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TBCH2025. At the Annual Meeting, we will ask you to:

1.	Vote to elect eight members to the Board of Directors (the “Board”) to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (Item 1);

2.	Vote to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Item 2);

3.	Vote in a non-binding, advisory manner on the compensation of our named executive officers (“Named Executive Officers”) (Item 3 or “Say-on-Pay”);

4.	Vote in a non-binding, advisory manner on the frequency with which our stockholders will be entitled to vote on Say-on-Pay; (Item 4); and

5.	Vote to approve an amendment to the Company’s 2023 Stock Based Incentive Compensation Plan (the “2023 Stock Plan”) to increase the total number of shares of common stock authorized for grant under the 2023 Stock Plan from 6,326,353 shares to 7,836,353 shares (subject, in each case, to adjustments for stock splits, stock dividends, and the like) (Item 5).

We will also ask you to transact such other business that is properly brought in front of and presented at the Annual Meeting and any adjournments or postponements thereof.

Additional details regarding the Annual Meeting, the business to be conducted, and information about the Company that you should consider when you vote your shares are described in the accompanying Proxy Statement. You may vote if you were a record owner of Turtle Beach Corporation common stock, par value $0.001 per share (the “Common Stock”), at the close of business on April 11, 2025.

All stockholders are cordially invited to virtually attend the Annual Meeting. You will be able to virtually attend and participate in the Annual Meeting, vote your shares electronically, and submit your questions during the meeting by visiting the website address listed above on the meeting date and time described in the accompanying Proxy Statement. Whether you plan to virtually attend the Annual Meeting or not, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to attend the Annual Meeting virtually, please promptly vote using one of the following methods:

1.	by telephone, by calling the toll-free telephone number printed on your Notice of Internet Availability of Proxy Materials;

2.	via the Internet, by accessing the website address printed on your Notice of Internet Availability of Proxy Materials; or

3.	by mail, by completing, signing and dating your Proxy Card and mailing it (if you received a printed copy of the proxy materials).

Voting by any of these methods will not prevent you from attending the Annual Meeting. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to vote promptly.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares in the manner directed by them.

The Board strongly and unanimously recommends that you vote:

•	“FOR” the election of Terry Jimenez, Elizabeth B. Bush, Cris Keirn, David Muscatel, Katherine L. Scherping, Julia W. Sze, Andrew Wolfe, Ph.D., and William Wyatt as directors of the Company;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	“FOR” the compensation of the Named Executive Officers;

•	“FOR” every “1 YEAR” as the frequency with which our stockholders will be entitled to vote on Say-on-Pay; and

•	“FOR” the approval of an amendment to the Company’s 2023 Stock Based Incentive Plan (the “Stock Plan Amendment”).

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and Notice of Internet Availability of Proxy Materials. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR PROXY CARD (IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS). PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY VIRTUALLY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES.

Regardless of the number of shares of Common Stock of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in Turtle Beach Corporation.

A Notice of Internet Availability of Proxy Materials will be first sent or made available to our stockholders on or about April 18, 2025, and the proxy materials relating to the Annual Meeting will first be made available on or about the same date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 3, 2025.

We have elected to furnish our Proxy Statement and our 2024 Annual Report (the “Annual Report”) to certain of our stockholders over the Internet pursuant to the U.S. Securities and Exchange Commission (“SEC”) rules.

Beginning on April 18, 2025, we will release to certain stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and Annual Report online. The Notice of Internet Availability of Proxy Materials contains instructions as to how you may elect to receive printed copies of the Proxy Statement and the Annual Report. For stockholders who have elected to receive printed copies of our proxy materials, the Proxy Statement and Annual Report will first be mailed on or about April 18, 2025.

This Notice of Annual Meeting of Stockholders provides an overview of the matters to be voted upon at the Annual Meeting. The Notice of Internet Availability of Proxy Materials, Proxy Statement, and the Company’s Annual Report to Stockholders (which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2024) contain important information and are available free of charge at http://materials.proxyvote.com/900450. Information on this website, other than the accompanying Proxy Statement, is not a part of the accompanying Proxy Statement.

Only stockholders who held our Common Stock, par value $0.001 per share, as of the close of business on April 11, 2025 (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

Please vote as soon as possible. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. If you do not plan on voting at the Annual Meeting, please submit your proxy prior to 11:59 p.m., Eastern Time, on June 2, 2025.

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The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including any appendices, carefully and in their entirety.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Terry Jimenez

Terry Jimenez

Chairman of the Board

April 18, 2025

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2025 Proxy Statement	ii

About The Meeting

TURTLE BEACH CORPORATION

15822 Bernardo Center Drive, Suite 105

San Diego, California 92127

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2025

ABOUT THE MEETING

When will the Annual Meeting be held?

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Turtle Beach Corporation (the “Company”) with be held virtually via live website on Tuesday, June 3, 2025 at 12:00 p.m. Eastern Time.

Why am I being provided with access to these proxy materials?

We are required by the U.S. Securities and Exchange Commission (the “SEC”) to give you, or provide you access to, this Proxy Statement because the Board of Directors of the Company (the “Board”) is soliciting your proxy to vote your shares of Turtle Beach Corporation common stock, par value $0.001 per share (“Common Stock”), at the Annual Meeting. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.

What is a proxy?

A proxy is your designation of another person to vote shares of Common Stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy, a form of proxy, or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. Terry Jimenez and Mark Weinswig have been designated on behalf of the Board as the proxies to cast the vote of the Company’s stockholders at the Annual Meeting.

How do I attend the Annual Meeting virtually?

The Company will hold the Annual Meeting in a virtual meeting format only, and stockholders will not be able to attend the Annual Meeting in person. Stockholders may participate online in the virtual meeting by visiting www.virtualshareholdermeeting.com/TBCH2025. All stockholders participating online will be in listen-only mode but will have an opportunity to submit questions and vote.

What is a Notice of Internet Availability of Proxy Materials?

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), by providing access to such documents over the Internet. Unless requested, stockholders will not receive printed copies of the proxy materials.

We began mailing a Notice of Internet Availability of Proxy Materials on or around April 18, 2025 to holders of record of shares of our Common Stock at the close of business on April 11, 2025. At the same time, we provided those stockholders with access to our online proxy materials and filed our proxy materials with the SEC. The Notice of Internet Availability of Proxy Materials contains information on how to access over the Internet the Notice of Annual Meeting of Stockholders, the Proxy Statement, the form of proxy card (the “Proxy Card”), and the Annual Report, as well as instructions on how to request a paper copy of the proxy materials. Registered stockholders who prefer to receive a paper copy of the proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such materials.

The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. If you wish to request a paper copy of the proxy materials for the

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About The Meeting

Annual Meeting, you may (1) visit www.ProxyVote.com, (2) call 1+ (800) 579-1639, or (3) send an email to sendmaterial@proxyvote.com. You will need your control number to request materials. If sending an email, please include your control number (indicated on the Notice of Internet Availability of Proxy Materials) in the subject line.

Please make the request as instructed above on or before May 20, 2025, to facilitate timely delivery of the proxy materials.

A notice that directs beneficial owners of our shares to the website where they can access our proxy materials is to be forwarded to each beneficial stockholder by the brokerage firm, bank or other holder of record that is considered the registered owner with respect to the shares of the beneficial stockholder. Such brokerage firm, bank or other holder of record is to also provide each beneficial owner of our shares with instructions on how the beneficial stockholder may request a paper or e-mail copy of our proxy materials.

If I cannot attend the Annual Meeting, can I vote or listen to it later?

You do not need to virtually attend the online Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to virtually attend the Annual Meeting, we urge stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials. You cannot vote after the polls close at the Annual Meeting. A recording of the meeting will not be available.

Who can vote?

Only stockholders of record as of the close of business on April 11, 2025 (the “Record Date”) are entitled to vote. On that day, approximately 20,116,989 shares of Common Stock, were outstanding and eligible to vote, and there were approximately 937 record holders. Each share is entitled to one vote on each matter presented at the Annual Meeting. The actual number of shares of Common Stock outstanding and eligible to vote on the Record Date will be reported in the Company’s Current Report on Form 8-K, which will report the results of the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding not less than 50 percent of the outstanding shares entitled to vote are present at the Annual Meeting virtually or represented by proxy. Thus, the holders of approximately 10,058,495 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the Chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting virtually or represented by proxy may adjourn the Annual Meeting to another date.

What am I voting on?

There are five matters scheduled for a vote:

Item 1:	The election of eight members to the Board to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Item 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Item 3:	A non-binding, advisory vote on the compensation of our named executive officers (the “Named Executive Officers”) (“Say-on-Pay”).

Item 4:	A non-binding, advisory vote on the frequency with which our stockholders will be entitled to vote on Say-on-Pay.

Item 5:

The approval of an amendment to the Company’s 2023 Stock Based Incentive Compensation Plan (the “2023 Stock Plan”) to increase the total number of shares of Common Stock authorized for grant under the 2023 Stock Plan from 6,326,353 shares to 7,836,353 shares.

2025 Proxy Statement	2

About The Meeting

What if another matter is properly brought before the Annual Meeting?

We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a Proxy Card (if you received a printed copy of the proxy materials) or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies on the Proxy Card discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by March 15, 2025 (i.e., at least 45 days before the date one year after the date on which the Company first sent its proxy materials for its 2024 annual meeting of stockholders) and such persons named as proxies intend to vote on any such other matter in accordance with the instructions of the Board (to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

How do I vote?

Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present virtually or represented by proxy. Whether or not you plan to virtually attend the Annual Meeting, you are encouraged to vote by proxy to ensure that your shares will be represented.

Registered stockholders can choose among the following methods to vote:

Via the Internet—Stockholders can vote by voting their shares via the Internet as instructed on the website identified in the Notice of Internet Availability of Proxy Materials. The Internet procedures are designed to authenticate a stockholder’s identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 2, 2025. Have your Proxy Card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting form.

By Telephone—Call 1-800-690-6903. Telephone voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 2, 2025. Have your Proxy Card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

By Mail—Stockholders that received a printed copy of the proxy materials may elect to vote by mail by completing, signing and dating their Proxy Card and mailing it in the pre-addressed envelope that accompanies the delivery of the Proxy Card. Proxy Cards submitted by mail must be received prior to the Annual Meeting in order for your shares to be voted.

At the Annual Meeting—Shares held in your name as the stockholder of record may be voted by you virtually at the Annual Meeting.

If your shares are held in “street name,” you will receive a voting instruction form from the holder of record. You must provide voting instructions to the holder of record in order for your shares to be voted on any proposal with respect to which your broker does not have discretionary authority. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares virtually at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote via the Internet, by telephone or by mailing a Proxy Card (if you requested a printed copy of the proxy materials), we will vote your shares as you direct. For the election of directors (Item 1), you may specify whether your shares should be voted for all, some or none of the nominees for director listed. With respect to the ratification of our audit committee’s (the “Audit Committee”) appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Item 2), the approval of the compensation of our Named Executive Officers (Item 3), and the approval of an amendment to the 2023 Stock Plan (Item 5), you may vote “for,” “against,” or abstain from the ratification of Item 2 or the approval of Items 3 and 5. For the advisory vote on the frequency with which our stockholders will be entitled to a non-binding, advisory vote on the compensation of our Named Executive Officers (Item 4), you may vote to recommend that such votes be held every 1 YEAR, every 2 YEARS, or every 3 YEARS, or you may vote to abstain.

How can I vote my shares without attending the Annual Meeting virtually?

To vote your shares without virtually attending the Annual Meeting, please follow the instructions for Internet or telephone voting in the proxy materials. If you received a printed copy of the proxy materials, you may also vote by signing and submitting your Proxy Card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to virtually attend the Annual Meeting.

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About The Meeting

How does the Board recommend I vote?

The Board unanimously recommends the following votes:

FOR each of the Board’s nominees for election to the Board to serve until the annual meeting of stockholders in 2026 and until their successors are duly elected and qualified (Item 1);

FOR the ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Item 2);

FOR the non-binding, advisory approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement (Item 3);

FOR every 1 YEAR as the frequency with which our stockholders will be entitled to vote on Say-on-Pay (Item 4); and

FOR the approval of an amendment to the 2023 Stock Plan (Item 5).

Can I change my vote after submitting my proxy? What if I return a proxy card or otherwise vote but do not make specific choices?

You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting virtually, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You may also vote virtually at the Annual Meeting if you obtain a legal proxy as described above. Unless properly revoked, properly executed and delivered proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided. If no directions are provided on such properly executed and delivered proxy, those shares will be voted by one of the individuals named as a proxy on your proxy card as recommended by the Board, as stated in this Proxy Statement (1) “FOR” each of our director nominees, (2) “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, (3) “FOR” the non-binding, advisory approval of executive compensation for our Named Executive Officers, (4) “FOR” every 1 YEAR as the frequency with which our stockholders will be entitled to vote on Say-on-Pay, and (5) “FOR” the approval of an amendment to the 2023 Stock Plan. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of not more than three people to whom you wish to give your proxy.

Do I have appraisal or dissenters’ rights?

You will have no right to dissent and obtain payment for your shares in connection with any of the Items 1, 2, 3, 4 or 5 set forth in this Proxy Statement.

2025 Proxy Statement	4

About The Meeting

How many votes are needed to approve each of Items 1, 2, 3, 4, and 5? How are votes counted? What are broker non-votes?

Proposal	Voting Options	Board Recommendation	Vote Required	Effect of Abstentions and Broker Non-Votes

Item 1 – Election of Directors: ➢ Terry Jimenez, ➢ Elizabeth B. Bush, ➢ Cris Keirn, ➢ David Muscatel, ➢ Katherine L. Scherping, ➢ Julia W. Sze, ➢ Dr. Andrew Wolfe, and ➢ William Wyatt.	➢ “FOR” one or more nominees; ➢ “AGAINST” one or more nominees; or ➢ “ABSTAIN” from one or more nominees	➢ “FOR” all nominees	➢ Majority of the votes cast: the individuals who receive more “FOR” votes than “AGAINST” votes will be elected	➢ Abstention: No effect ➢ Broker non-vote: No effect

Item 2 – Ratification of the appointment of our independent public accounting firm for 2025:	➢ “FOR”; ➢ “AGAINST”; or ➢ “ABSTAIN”	➢ “FOR”	➢ Majority of the votes cast	➢ Abstention: No effect ➢ Broker non-vote: Not-applicable, as this is a routine matter. Your broker, bank or nominee may vote in its discretion.

Item 3 – Advisory vote on compensation paid to our Named Executive Officers for 2024:	➢ “FOR”; ➢ “AGAINST”; or ➢ “ABSTAIN”	➢ “FOR”	➢ Majority of the votes cast	➢ Abstention: No effect ➢ Broker non-vote: No effect

Item 4 – Frequency with which our stockholders will be entitled to vote on Say-on-Pay:	➢ “1 YEAR”; ➢ “2 YEARS”; ➢ “3 YEARS”; or ➢ “ABSTAIN”.	➢ “1 YEAR”	➢ The option that receives the highest number of votes will be deemed to have been selected by our stockholders.	➢ Abstention: No effect ➢ Broker non-vote: No effect

Item 5 – Approval of an amendment to the 2023 Stock Plan:	➢ “FOR”; ➢ “AGAINST”; or ➢ “ABSTAIN”	➢ “FOR”	➢ Majority of the votes cast	➢ Abstention: No effect ➢ Broker non-vote: No effect

The Annual Meeting will be held if a quorum is represented at the Annual Meeting virtually or by proxy.

If you are a stockholder whose shares are not registered in your name and instead are held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner

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About The Meeting

of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, as well as the advisory stockholder votes on executive compensation.

Our bylaws, as amended (the “Bylaws”), provide that, in an uncontested election of directors at any meeting of the stockholders, provided a quorum is present, each nominee for director must be elected by a majority of the votes validly cast. For the avoidance of doubt, in Item 1, a director nominee will be elected if the votes validly cast FOR such nominee’s election exceed the votes validly cast AGAINST such nominee’s election. Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this item.

For Item 2, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, the item must receive more FOR votes than AGAINST votes in order to be approved. Item 2 is considered a “routine” item, so brokers will have the discretion to vote uninstructed shares on behalf of beneficial owners with respect to this item. Therefore, broker non-votes are not expected to exist for this item, although a broker may otherwise fail to submit a vote. Failures by brokers to cast a vote and abstentions will not be included in the total votes cast and will not affect the results of the vote on this item.

For Item 3, the non-binding, advisory approval of Named Executive Officer compensation, the item must receive more FOR votes than AGAINST votes in order to be approved. Because your vote is advisory, it will not be binding on the Board or the Company. Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this item.

For Item 4, the non-binding, advisory vote on the frequency with which our stockholders will be entitled to vote on Say-on-Pay, the option receiving the highest number of votes will be deemed to have been selected by our stockholders. Because your vote is advisory, it will not be binding on the Board or the Company. Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this item.

For Item 5, the approval of an amendment to the 2023 Stock Plan, the item must receive more FOR votes than AGAINST votes in order to be approved. Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this item.

Who will count the votes?

Broadridge Financial Solutions, Inc. will serve as master tabulator and will act as the inspector of the elections.

Where can I find the results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four (4) business days of the Annual Meeting.

Who will pay for the solicitation of proxies?

The costs and expenses of the Board’s soliciting of proxies, including the mailing the Notice of Internet Availability of Proxy Materials (or, if applicable, paper copies of this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report), as well as the cost of forwarding such material to the beneficial owners of stock, except for some costs associated with individual stockholders’ use of the Internet or telephone, and postage, and any additional information furnished to stockholders will be borne by the Company. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail, or personal solicitation by our directors, officers, or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers, and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners.

2025 Proxy Statement	6

About The Meeting

Who is soliciting this proxy?

Solicitation of proxies is made on behalf of the Board. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.

Who should I call if I have questions or need assistance voting my shares?

If you have questions about the Annual Meeting or need assistance voting your shares, requests should be directed as described to:

Turtle Beach Corporation

c/o ICR Inc.

685 Third Avenue

New York, New York 10017

Attn: Jacques Cornet

Phone: (800) 210-2491

7

Corporate Governance

CORPORATE GOVERNANCE

In accordance with the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, and our Bylaws, the Board has oversight of the affairs of the Company. Although the Company’s non-management directors are not involved in the day-to-day operating details, they are kept informed of the Company’s business through reports and materials provided to them regularly, as well as by operating, financial and other reports presented by the officers of the Company at meetings of the Board and committees of the Board.

Board Leadership Structure

The Board is responsible for the control and direction of the Company. The Board represents the stockholders, and its primary purpose is to build long-term stockholder value. Our Chairman of the Board, selected by the Board, is Terry Jimenez, who presides over the meetings of the Board. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate efficiently in the long-term interests of stockholders. The Board has determined that each of Terry Jimenez, Elizabeth B. Bush, Katherine L. Scherping, Julia W. Sze, Andrew Wolfe, Ph.D., and William Wyatt are “independent” as defined in the Nasdaq listing standards.

The Board’s Role in Risk Oversight

The entire Board has responsibility for the general oversight of risk, and the Board’s committees address and report to the Board on the primary and individual risk areas within their purview. Topics related to risk and risk management are regularly discussed at Board and Board committee meetings. Management identifies key risks facing the Company, the Board develops an enterprise risk management plan, and management updates the Board on those risk items quarterly. The Company’s senior management, consultants, and advisors make presentations to Board committees and the full Board as to the areas of principal risk, as well as on the processes that the Company has in place to identify, assess, and report such risks. The full Board has oversight of principal risks related to product manufacturing, market factors such as demand and market share, retail partners, and information security.

The Board committees report to the Board on their consideration of any principal risks within their respective areas of focus. The Audit Committee primarily oversees risks relating to or arising from financial and disclosure controls and procedures, and accounting and other financial matters. The Company’s Chief Financial Officer reports to the Audit Committee on such risks and related risk management, and the Company’s independent auditors regularly provide reports at Audit Committee meetings. The Compensation Committee considers whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on its business or operations. The Nominating and Governance Committee oversees the Board’s composition, effectiveness, accountability, and evaluation of the performance of the Board, its committees, and individual directors. Its areas of responsibility include succession planning, the development of corporate governance principles and practices, and oversight of the Company’s ESG program.

Cybersecurity — Cybersecurity is an important part of the Board’s risk oversight. There are currently three directors with cybersecurity experience serving on the Board. Although the full Board retains responsibility for cybersecurity oversight, the Audit Committee has authority to immediately assess and manage a cybersecurity incident if one were to occur. The Company’s senior management briefs the Audit Committee and the Board periodically on cybersecurity matters and would promptly brief the Audit Committee if a cybersecurity incident occurred. The Company’s management also has day-to-day responsibility for managing cybersecurity risks. In addition to using industry-standard tools to monitor cybersecurity risks, management receives direct reporting of cybersecurity threats from our employees, who are trained annually on cyber security risks and reporting.

Independence

Our Common Stock is currently listed on the Nasdaq Global Market under the symbol “TBCH,” and therefore, our determination of the independence of directors is made using the definition of “independent director” contained in the Nasdaq listing standards. Based on information solicited from each director, the Board has determined that each of Terry Jimenez, Elizabeth B. Bush, Katherine L. Scherping, Julia W. Sze, Andrew Wolfe, Ph.D., and William Wyatt is an independent director within the definition contained in the Nasdaq listing standards. In making its determinations regarding director independence, the Board considered, among other things:

•	any material relationships with the Company, its subsidiaries or its management, aside from such director’s service as a director;

•	transactions and agreements between the Company, on the one hand, and the directors and their respective affiliates, on the other hand;

2025 Proxy Statement	8

Corporate Governance

•

transactions outside the ordinary course of business between the Company and companies at which some of its directors are or have been executive officers, partners or significant stockholders, and the amount of any such transactions with these companies; and

•	relationships among the directors with respect to common involvement with for-profit and non-profit organizations.

9

Corporate Governance

Conflicts of Interest and Corporate Governance Matters
Under our Code of Business Conduct and Ethics (“
Code of Conduct
”), no employee may serve as a director of any outside business concern, other than on behalf of the Company, without the written approval of the Company. In addition, no director may serve as an employee, officer, director, consultant or advisor, or permit any close relative to perform services as an officer or director, for any company that engages in the business of providing audio products such as headsets, speakers, sound-bars or other commercial audio products or gaming accessories. The Nominating and Governance Committee charter empowers the Nominating and Governance Committee to review the Company’s corporate governance principles at least once a year. There are no pre-determined
limitations on the number of other boards of directors on which the directors of the Company may serve; however, the Board expects individual directors to use judgment in accepting other directorships and to allow sufficient time and attention to Company matters. There are no set term limits for directors.
There are no family relationships among any of our directors and/or executive officers. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.
Code of Business Conduct and Ethics
The Company is committed to ethical business practices. Our Code of Conduct applies to all of the Company’s employees, officers and directors, and our Senior Financial Employees Code of Ethics applies to the Company’s principal executive officer (“
PEO
”), principal financial officer and principal accounting officer within the meaning of the SEC regulations adopted under the Sarbanes-Oxley Act of 2002, as amended, as well as certain other senior financial employees. The Company’s Code of Conduct and Senior Financial Employees Code of Ethics can be found on the Company’s website at
https://corp.turtlebeach.com/
under the headings “
Corporate Governance—Code of Business Conduct and Ethics
” and “
Corporate Governance—Senior Financial Employees Code of Ethics
”, respectively. The Company intends to post on its website any amendment to the Company’s Code of Conduct and Senior Financial Employees Code of Ethics. Please note that none of the information on the Company’s website is incorporated by reference in this Proxy Statement.
Anti-Hedging and Pledging Policy
Company policies prohibit any pledging or hedging activities in the Company securities by the Company’s executive officers, members of the Board and certain other Company employees. The prohibited activities include any pledge of Company securities, the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, transactions such as short sales, puts, or calls, and holding securities in a margin account.
Securities Trading Policy
The Company’s Securities Trading Policy applies to all employees, directors, and officers of the Company and its subsidiaries. Under the Securities Trading Policy, transactions in puts, calls, or other derivative securities involving the Company’s equity securities, as well as hedging transactions involving the Company’s equity securities, such as collars and forward sale contracts, are prohibited. The Company believes that the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of our Securities Trading Policy was filed with our Annual Report on Form
10-K
for the year ended December 31, 2024 as Exhibit 19.1.
Communications with the Board of Directors
If you would like to communicate with the Company’s directors, please send a letter to the following address: Turtle Beach Corporation, c/o Megan Wynne, Corporate Secretary, 15822 Bernardo Center Drive, Suite 105, San Diego, California 92127. The Company’s Corporate Secretary will review each such communication and forward a copy to the Board.
Meetings of the Board of Directors and Stockholders
It is the policy of the Board to meet at least quarterly. The Board held 15 meetings in 2024. In 2024, the Board also held regular executive sessions where non-management
directors met without management participation. Each then-serving incumbent director attended at least 75% of the meetings of the Board and the committees on which he or she served in 2024. Each of our then-serving directors attended our annual meeting of stockholders in 2024 virtually. Under our Corporate Governance Principles and Guidelines, all directors are expected to attend the Company’s annual meetings of stockholders, except in the event of unavoidable or extenuating circumstances.

2025 Proxy Statement	10

Corporate Governance

The Board’s Role in Environmental, Social, & Governance ( “
ESG
”) Oversight
ESG matters have long been a vital part of our culture and are important to the long-term success of our business. We continued our ESG efforts in 2024. These efforts include assessing our environmental and social impacts, establishing an appropriate governance structure, and mitigating our negative impacts when possible.
Based on an analysis of our business, we have adopted specific ESG goals and initiatives to improve our ESG performance, meet our customers’ expectations, and share relevant ESG information with our stakeholders. We referenced the United Nations Sustainable Development Goals when developing these goals and initiatives.
Specifically, we seek to:

1.	Develop innovative new products with lower environmental impacts while updating existing products to reduce environmental impacts;

2.	Integrate relevant ESG targets and initiatives into our operations;

3.	Identify potential ESG risks and opportunities; and

4.	Promote transparency with customers, employees, and other stakeholders by sharing our ESG goals, initiatives, and progress.
Environmental
— We seek to operate in an environmentally sustainable manner and are doing so through several initiatives.
Corporate Office Emissions
. We annually track our Scope 1 and 2 carbon emissions from our corporate offices and aim to reduce Scope 1 and Scope 2 carbon emissions from our corporate offices significantly by 2028. Further, we’re committed to obtaining credible offsets and have separately set a goal of neutralizing our Scope 1 and 2 emissions form our corporate offices by the end of 2025.
Reducing our Energy Consumption
. Our Scope 1 and 2 emissions are primarily derived from consuming energy at our corporate offices. All of our electricity is purchased from the grid. While some of our purchased electricity is from renewable sources, we will need to reduce our purchased electricity to reduce our energy consumption from non-renewable resources. As part of our efforts to do so, we are reducing our corporate office space, lessening the need to light and heat unused space. This included reducing our office footprint and transitioning certain roles to remote work.
Product Sustainability
. We have also taken significant steps to improve the environmental sustainability of our products and their packaging. In 2024, we launched our Stealth
™
600 Gen 3 models, which are our first headset models to incorporate post- consumer recycled (PCR) plastics. We also continued to ship many of our products in renewable packaging materials certified by Forest Stewardship Council
®
(FSC
®
). Our product packages also contain significantly reduced plastic (in certain cases up to a 90% reduction over time) as part of our ongoing efforts to reduce plastic use in our packaging.
Social
— We are committed to providing a safe and healthy workplace for our employees, supporting our local communities through philanthropy and charity work, and working with our suppliers to implement our Manufacturer Code of Conduct. We believe it is important for our manufacturing partners to share similar values, and our Manufacturer Code of Conduct requires our manufacturing partners to adhere to established industry frameworks and global standards to ensure that our manufacturing partners are acting in ways that support our ESG goals.
In 2024, we also adopted our Global Human Rights Policy to establish standards for upholding our commitment to human rights in our operations and supply chain.
In addition, we are committed to supporting the mental health and wellness of our employees through programs such as wellness benefits through our employer-sponsored medical plans, healthy workplace snacks, and flexible work policies that enable our employees to work from home as appropriate. For each of 2024 and 2023, our company-wide fitness challenge and wellness initiatives earned a healthy workplace designation from our primary medical insurance provider, including a Gold designation for our 2024 plan year.
Governance
— Our Board is responsible for the control and direction of the Company and is committed to the development of effective and transparent corporate governance practices. As part of this commitment, in 2023 the Board reviewed and updated our longstanding Corporate Governance Principals and Guidelines in order to provide an updated framework for the Company’s governance. In addition, in 2023 the Board updated the Company’s ESG Policy to reflect our latest strategies and objectives with respect to ESG matters. The Company continues to focus on its ESG Policy strategic goals and objectives.

11

Corporate Governance

The Nominating and Governance Committee has oversight over our ESG practices, goals, and their implementation. Our Nominating and Governance Committee charter formalizes this oversight. We have also established a management-level ESG Committee comprised of leaders from across the Company. The ESG Committee meets regularly to identify ESG risks and opportunities, establish and measure progress against ESG goals, and implement ESG initiatives. The ESG Committee reports directly to our Chief Executive Officer (“
CEO
”) who briefs the Nominating and Governance Committee in a manner consistent therewith.
You can learn more by visiting:
corp.turtlebeach.com/play-with-purpose-with-turtle-beach/
and
corp.turtlebeach.com/corporate- governance/esg/
and reading our latest ESG Report available on those websites. The information contained on our websites, including the foregoing ESG webpages and our ESG Report, is neither part of nor incorporated by reference into this Proxy Statement.
Committees of the Board of Directors
The Board has the following standing committees: an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Value Enhancement Committee.
Audit Committee
— The Audit Committee operates under a written charter adopted by the Board, which is available on the Company’s website at
https://corp.turtlebeach.com/
under the heading “
Corporate Governance—Audit Committee Charter.
” The Audit Committee’s primary purpose is to assist the Board in the oversight of the integrity of its accounting and financial reporting process, audits of the Company’s financial statements and its compliance with legal and regulatory requirements. The functions of the Audit Committee include, among other things: (i) hiring the Company’s independent registered public accounting firm to conduct the annual audit of the Company’s consolidated financial statements and monitoring its independence and performance; (ii) reviewing and approving the planned scope of the annual audit and the results of the annual audit;
(iii) pre-approving
all audit services and permissible
non-audit
services provided by the Company’s independent registered public accounting firm and establishing policies for such pre-approval;
(iv) reviewing the significant accounting and reporting principles to understand their impact on the Company’s consolidated financial statements; (v) reviewing the Company’s internal financial, operating and accounting controls with management and the Company’s independent registered public accounting firm; (vi) reviewing with management and the Company’s independent registered public accounting firm, as appropriate, the Company’s financial reports, earnings announcements and its compliance with legal and regulatory requirements; (vii) establishing procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and confidential submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters; (viii) reviewing and approving related-party transactions; and (ix) reviewing and evaluating the Audit Committee charter.
It is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, the independent registered public accounting firm, the internal audit function, and Company management. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain at the expense of the Company independent outside counsel or other experts or advisers as it deems necessary to carry out its duties. In addition, the Audit Committee periodically meets in executive session without management present. A detailed list of the Audit Committee’s functions is included in its charter, a copy of which can be found on the Company’s website. The Company maintains a policy that the Audit Committee review certain transactions in which the Company and its directors, executive officers, or their immediate family members are participants to determine whether a related person has a direct or indirect material interest in such transaction. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any such related party transaction. See the “
Certain Relationships and Related Party Transactions
” section of this Proxy
Statement
.
The current members of the Audit Committee are Ms. Scherping, Mr. Ballard, and Dr. Wolfe. Ms. Scherping serves as the Chair of the Audit Committee. The Board has determined that each member of the Audit Committee is “financially literate” and “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. In addition, the Board has determined that Ms. Scherping is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation
S-K
of the Exchange Act. The Audit Committee held 4 meetings in 2024. A new member will be added to the Audit Committee after the Annual Meeting to replace Mr. Ballard.

2025 Proxy Statement	12

Corporate Governance

Compensation Committee — The Compensation Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Compensation Committee Charter.” The primary purpose of the Compensation Committee is to assist the Board in exercising its responsibilities relating to compensation of the Company’s executive officers, non-employee directors and employees and to administer the Company’s equity compensation and other benefit plans including the 2023 Stock Plan.

In carrying out these responsibilities, the Compensation Committee reviews all components of executive officer and, as appropriate, employee compensation for consistency with the Company’s compensation philosophy. The functions of the Compensation Committee include, among other things: (i) designing and implementing competitive compensation policies to attract and retain key personnel; (ii) reviewing and formulating policies to determine the compensation of the Company’s executive officers and employees; (iii) reviewing and recommending to the Board the compensation of the non-employee directors; (iv) administering the Company’s equity incentive plan and granting equity awards to employees and non-employee directors under this plan; (v) overseeing and monitoring the Company’s other compensation policies, including monitoring compliance with the Company’s stock ownership guidelines, rules regarding equity-based compensation, rules regarding hedging and pledging of stock, and the compensation recoupment policy; (vi) reviewing and considering the results of any advisory vote on executive compensation and the results of any advisory vote on the frequency of say-on-pay votes; (vii) reviewing the Company’s compensation policies and practices to assess whether they lead to excessive risk-taking behavior and how such risks are monitored and mitigated and adjustments necessary to address changes in the Company’s risk profile; (viii) engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and (ix) reviewing and evaluating the Compensation Committee charter.

The Compensation Committee (i) reviews and recommends to the Board for approval the compensation of the CEO, including the corporate goals and objectives with respect to compensation for the CEO, (ii) evaluates the CEO’s performance in light of the established goals and objectives, and (iii) sets the CEO’s compensation, including salary, bonus, incentive and equity compensation. Decisions regarding the compensation of the other Named Executive Officer are made by the Compensation Committee in consultation with, and upon the recommendation of, the CEO. In this regard, the CEO provides the Compensation Committee with evaluations of business goals and objectives and executive performance and recommendations regarding salary levels, equity grants and other incentive awards. The Compensation Committee’s charter authorizes the Compensation Committee, in its sole discretion, to retain and terminate consultants to assist it in the performance of its duties, including the evaluation of compensation for the Named Executive Officers. The Compensation Committee has sole authority to approve the fees and other retention terms of any such consultant.

The current members of the Compensation Committee are Mses. Bush and Sze, and Mr. Wyatt, each of whom the Board has determined are “independent” as defined in the applicable Nasdaq listing standards, non-employee directors under SEC Rule 16b-3 and outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Wyatt serves as the Chair of the Compensation Committee. The Compensation Committee met 12 times in 2024.

Nominating and Governance Committee — The Nominating and Governance Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Nominating and Governance Committee Charter.” The primary purpose of the Nominating and Governance Committee is to assist the Board in promoting the best interest of the Company and its stockholders through the implementation of sound corporate governance principles and practices. The functions of the Nominating and Governance Committee include, among other things: (i) identifying, reviewing and evaluating candidates to serve on the Board; (ii) determining the minimum qualifications for service on the Board; (iii) developing and recommending to the Board an annual self-evaluation process for the Board and overseeing the annual self-evaluation process; (iv) overseeing the Company’s ESG practices; (v) developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to the Board any changes to such principles; (vi) reviewing succession plans for the CEO and other key executive officers and making recommendations to the Board with respect to the processes for identifying and selecting appropriate individuals to succeed to these positions; and (vii) reviewing and evaluating the Nominating and Governance Committee’s charter.

The Nominating and Governance Committee considers stockholder nominees for directors in the same manner as nominees for director from other sources, which may include, in some cases, a third-party firm. Please see “Submission of Stockholder Proposals and Director Nominations” below for additional detail.

The current members of the Nominating and Governance Committee are Mses. Sze and Scherping, Dr. Wolfe, and Mr. Jimenez. Ms. Sze serves as the Chair of the Nominating and Governance Committee. The Board has determined that Dr. Wolfe, Mr. Jimenez, and Mses. Sze and Scherping are “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. The Nominating and Governance Committee met 7 times in 2024.

13

Corporate Governance

Value Enhancement Committee — The Value Enhancement Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Value Enhancement Committee Charter.” The primary purpose of the Value Enhancement Committee is to assist the Board in promoting the best interests of the Company and its stockholders through in its ongoing assessment of value creation opportunities and exploring all strategic transactions available to the Company to enhance or otherwise maximize value for stockholders, including, but not limited to, the continued evaluation of a sale of the Company. The functions of the Value Enhancement Committee include, among other things: (i) reviewing, evaluating, assessing and making recommendations to the Board and management regarding revenue growth, margin expansion and profitability enhancement opportunities, capital allocation frameworks, and engagements with advisors and bankers; (ii) providing guidance and direction to management and advisors regarding potential transactions; (iii) having access to appropriate management and advisors to carry out its responsibilities; and (iv) performing such other functions relating to the foregoing, provided that any engagement of new financial advisors, investment bankers or brokers is subject to the approval of the full Board.

The current members of the Value Enhancement Committee are Messrs. Jimenez and Wyatt and Dr. Wolfe. Mr. Jimenez serves as the Chair of the Value Enhancement Committee. The Board has determined that Messrs. Jimenez and Wyatt and Dr. Wolfe are “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. The Value Enhancement Committee met 89 times in 2024.

2025 Proxy Statement	14

Submission Of Stockholder Proposals and Director Nominations

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to present a proposal for inclusion in the Company’s proxy materials for its 2026 Annual Meeting of Stockholders under the Exchange Act Rule 14a-8 must submit the proposal so that the Secretary of the Company receives it no later than December 19, 2025, the 120th calendar day prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. Such proposals must meet the requirements of Exchange Act Rule 14a-8 to be eligible for inclusion in the Company’s 2026 proxy materials.

Under the Company’s Bylaws, certain procedural and informational notice requirements must be met for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting of stockholders that will not be included in our proxy materials. A stockholder wishing to make a nomination for election to the Board or to have a proposal presented at the Company’s 2026 Annual Meeting of Stockholders that is not included in our proxy materials must submit written notice of such nomination or proposal containing the information specified in the Company’s Bylaws so that the Secretary of the Company receives it no later than March 5, 2026, but no earlier than February 3, 2026, which is ninety (90) days and one hundred and twenty (120) days prior to the one year anniversary of the date of the Annual Meeting, respectively. However, in the event that the Company does not hold an annual meeting of stockholders in a given year or if the date of the annual meeting of stockholders is changed by more than thirty (30) days from the date of the preceding year’s annual meeting of stockholders, notice by the stockholder must be received not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than ninety (90) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.

In addition to the notice requirements under the Company’s Bylaws, stockholders who intend to nominate an individual for election to the Board at the Company’s 2026 Annual Meeting of Stockholders and solicit proxies in support of such nominee must also provide notice that sets forth the information required by Exchange Act Rule 14a-19 to the Secretary of the Company not later than March 5, 2026 and no earlier than February 3, 2026.

15

Item 1—Election Of Directors

ITEM 1—ELECTION OF DIRECTORS

The Bylaws provide that the Company’s business shall be managed by a Board ranging from one to twelve members. The number of directors may be increased or decreased from time to time by resolution of the Board. On March 13, 2024, the Board appointed Cris Keirn to fill a vacancy on the Board. Also on March 13, 2024, the Board increased the size of the Board from eight (8) to nine (9) members and appointed David Muscatel to serve as a director of the Board, effective as of that date. Effective July 24, 2024, the Board appointed Elizabeth B. Bush to fill the vacancy on the Board created by Michelle D. Wilson electing not to stand for reelection at the 2024 annual meeting of stockholders. Directors are generally elected at the annual meeting of the stockholders and each director elected shall hold office until a successor is duly elected and qualified or until his or her death, resignation or removal.

The Board is currently comprised of nine members. The independent directors of the Board identify and recommend director candidates to serve on the Board. Director candidates are then nominated for election by the Board. Stockholders are also entitled to nominate director candidates for election in accordance with the procedures set forth in the Bylaws (see “Submission of Stockholder Proposals and Director Nominations” above). Mr. Ballard will not stand for reelection as a director at the Annual Meeting. As a result, immediately following the Annual Meeting, the Board will be comprised of eight members.

The Company previously entered into a Cooperation Agreement, dated May 13, 2022 (the “Cooperation Agreement”), with The Donerail Group LP (“Donerail”). The Cooperation Agreement provides that Donerail, subject to certain conditions, will maintain certain rights to designate candidates (each a “Replacement Director”) to replace its appointees to the Board should any of those appointees cease to serve as a member of the Board during the term of the Cooperation Agreement; provided that Donerail will no longer have the right to designate such replacement candidates if Donerail ceases to beneficially own, in the aggregate, at least 2.0% of the outstanding shares of Common Stock. The Cooperation Agreement further provides that any Replacement Director shall be appointed to any committee of the Board of which the departing director was a member immediately prior to his/her ceasing to serve on the Board. Pursuant to the Cooperation Agreement and subject to its terms, Donerail recommended to the Nominating and Governance Committee three candidates to serve as a potential Replacement Director for Ms. Wilson at the expiration of her term as a director and as a member of any committee of the Board on which Ms. Wilson served. The Nominating and Governance Committee hosted a meeting and considered Donerail’s candidates. During the meeting, the Nominating and Governance Committee agreed to recommend the appointment of Ms. Bush to be the Replacement Director for Ms. Wilson. On July 22, 2024, the Board, on the recommendation of the Nominating and Governance Committee, appointed Ms. Bush as the Replacement Director, effective July 24, 2024.

In identifying and recommending director candidates to serve on the Board, the independent directors of the Board consider the qualifications and composition of the Board as a whole, taking into account the totality of experience, skills and other qualifications or attributes that the individual nominees collectively bring to the Board and striving to maintain diversity of representation among its members. The independent directors also consider each individual’s experience, skills and other qualifications and attributes to determine that individual’s suitability and desirability for service on the Board. All director candidates should possess high personal and professional ethics, integrity, and values, and should have sufficient time available to devote to service on the Board and Board committees. The characteristics which the independent directors consider include, but are not limited to, an individual’s: (i) personal integrity and professional ethical standards along with the willingness to express independent thought; (ii) commitment to representing the long-term interests of the Company’s stockholders; (iii) practical wisdom and mature judgment; (iv) objectivity; (v) professional knowledge and business expertise; and (vi) broad industry knowledge. The Nominating and Governance Committee also considers diversity in identifying and evaluating director nominees, and the Board values diverse viewpoints, background and experiences.

Eight directors are to be elected at this Annual Meeting. All of the Company’s nominees have consented to being named as nominees for directors of the Company and have agreed to serve if elected. If some or all of the Company’s nominees are unable to serve or for good cause will not serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any substitute nominee(s) designated by the Board. In no event, however, will the shares represented by proxy be voted for more than eight nominees.

Pursuant to the Company’s Bylaws, in this uncontested election of directors at the Annual Meeting, provided a quorum is present, a nominee for director will be elected if the votes validly cast for such nominee’s election exceeds the votes validly cast against such nominee’s election. For this Item 1, abstentions and broker non-votes will be counted towards the quorum requirement but will not be counted or have an effect on the outcome of this item.

We are confident that all of the directors in our slate of Board nominees have the right mix of professional accomplishment, skills, experiences and reputation that makes them exceptionally qualified to serve as representatives of all stockholders. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and

2025 Proxy Statement	16

Item 1—Election Of Directors

we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize stockholder value. The Board unanimously recommends that you vote “FOR” the election of Terry Jimenez, Elizabeth B. Bush, Cris Keirn, David Muscatel, Katherine L. Scherping, Julia W. Sze, Andrew Wolfe, Ph.D., and William Wyatt. Set forth below is information regarding each of the Company’s director nominees, including the specific experience, qualifications, skills or attributes that led to the conclusion that such nominee should serve as a director of the Company. Please see “Nominees for Director” for more information about each director nominee’s individual qualifications that make him or her qualified to serve as a director.

Name	Age	Title

Terry Jimenez	53	Chairman, Independent Director

Elizabeth B. Bush	42	Independent Director

Cris Keirn	54	Director

David Muscatel	56	Director

Katherine L. Scherping	65	Independent Director

Julia W. Sze	58	Independent Director

Andrew Wolfe, Ph.D.	62	Independent Director

William Wyatt	41	Independent Director

Board Skills

The following Director Skills Matrix highlights the mix of key skills and experiences of the nominees that, among other factors, led the Board and the Nominating & Governance Committee to recommend these nominees for election to the Board. The Director Skills Matrix is intended to depict notable areas of focus for each director based on the current composition of the Board, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. The demographic information presented below is based on voluntary self-identification by each nominee. Additional biographical information on each nominee is set out below.

DIRECTOR SKILLS MATRIX	# of Directors
Executive Leadership Experience	8

Financial and Operations Experience	7

Product & Intellectual Property Strategies Experience	5

eCommerce & Merchandising Experience	4

Capital Markets/Investment Management	5

Mergers and Acquisitions	7

Gaming Industry Experience	4

Computer Technology Experience -Hardware & Software Development	4

Other Public Company Board Experience	4

Cybersecurity Experience	3

17

Item 1—Election Of Directors

Nominees for Director

Terry Jimenez	Age: 53

Chairman Since May 2023 Director Since October 2022 Committees Value Enhancement (Chair) Nominating and Governance (Member)

Biographical Information

Terry Jimenez joined the Board in October 2022 and was named Chairman of the Board effective May 1, 2023. Mr. Jimenez is the Chair of the Value Enhancement Committee and a member of the Nominating and Governance Committee. Mr. Jimenez previously served as the Chief Executive Officer, President and member of the board of directors at Tribune Publishing Company, a publicly traded diversified media company with $1 billion in annual revenue, from February 2020 to May 2021, and as Chief Financial Officer from April 2016 to February 2020, Prior to Tribune Publishing, he was a Partner within IBM’s Global Business Services division working on large transactions in Australia, Brazil, UK, Poland, Holland, Italy and other countries. Earlier in his career, Mr. Jimenez served in a variety of finance, strategy and leadership roles with McDonald’s Corporation. Mr. Jimenez previously served as a Senior Advisor to Salad and Go from October 2022 to July 2023 and as a Consultant at G/O Media from November 2021 to March 2023. Mr. Jimenez previously served as Chairman of the BestReviews board and currently serves on the boards of the Ronald McDonald House Charities of Chicagoland/NW Indiana (including as Audit Committee Chair and Treasurer) and Northern Illinois University College of Business. Mr. Jimenez is currently an adjunct professor at Northern Illinois University teaching Accountancy for executive MBA programs in Naperville, Illinois and Bogota, Colombia. Mr. Jimenez received his MBA from Northwestern University’s Kellogg School of Business and his B.S. in Accounting from Northern Illinois University.

Qualifications

Mr. Jimenez has significant experience in executive leadership roles, M&A transactions, and capital allocation. Mr. Jimenez provides the Board with experience in multiple industries across the areas of product and intellectual property strategies, e-commerce and marketing, information technology, financial and operations, and public company boards.

Elizabeth B. Bush	Age: 42

Director Since July 2024 Committees Compensation (Member)

Biographical Information

Elizabeth B. Bush joined the Board in July 2024 and is a member of the Compensation Committee. Ms. Bush currently serves as Global Head of Media and Entertainment Partnerships at Creative Artists Agency LLC (“CAA”), a role she has held since June 2024. Ms. Bush has also served as an agency board member of CAA since April 2024 and, prior to her current role, served in various leadership positions at CAA since November 2020. Previously, Ms. Bush served as founder and Chief Executive Officer of Tandem Investment Holdings LLC (“Tandem”), a creative agency, from March 2015 to November 2020, when Tandem was acquired by CAA. Prior to founding Tandem, Ms. Bush worked for the Walt Disney Company as Head of Global Promotions at Marvel Entertainment LLC from April 2012 to March 2015 and Director of Marketing and Strategic Partnerships at American Broadcasting Company from May 2009 to April 2012. Earlier in her career, Ms. Bush served as the Director of Marketing for the Women’s National Basketball Association (WNBA) team the Los Angeles Sparks from September 2007 to May 2009, and worked in team marketing and business operations for the National Basketball Association (NBA) from September 2004 to September 2007. Ms. Bush also serves as an advisory board member at IMPACT Learning Institute and as an adviser at Female Founder Collective and she previously served as a media advisory board member at Athletes Unlimited. Ms. Bush received a B.A. in rhetoric and communication studies from the University of Richmond.

Qualifications

Ms. Bush brings nearly 25 years of experience in marketing and strategic growth initiatives in the media and entertainment industries. Ms. Bush’s significant experience in the media and entertainment industries, in addition to extensive management and board expertise, qualifies her to serve as a director.

2025 Proxy Statement	18

Item 1—Election Of Directors

Cris Keirn	Age: 54

Chief Executive Officer Director Since March 2024

Biographical Information

Mr. Keirn joined the Board in 2024. He has served as the CEO since March 2024. He previously served as the Company’s Interim CEO from July 2023 and Senior Vice President, Global Sales from August 2016, until his appointment as CEO. As Senior Vice President, Global Sales, Mr. Keirn oversaw the growth and development of the Company’s gaming accessories business, was responsible for all consumer retail and sales account management and led the Company’s sales operations, customer care and market analytics teams. Prior to serving as Senior Vice President, Global Sales, Mr. Keirn served as Vice-President of Business Planning and Strategy and other roles at the Company, from February 2013 to August 2016. Prior to joining the Company, Mr. Keirn held leadership positions over a 17-year span at Motorola across product management, operations, quality and customer relations. Mr. Keirn received a B.S. in Mechanical Engineering from Purdue University and a Master’s Certificate in Project Management from George Washington University.

Qualifications

Mr. Keirn brings nearly 30 years of experience in the consumer electronics and telecom industries. Mr. Keirn’s deep understanding of Turtle Beach’s business through his various roles at the Company, including currently serving as the CEO, make him well-qualified to serve as a director.

David Muscatel	Age: 56

Director Since March 2024

Biographical Information

Dave Muscatel joined the Board in 2024 following Turtle Beach’s acquisition of Performance Designed Products LLC (“PDP”). Mr. Muscatel has nearly 20 years of experience operating and managing private equity-backed businesses and is currently a Senior Operating Partner at Diversis Capital – the largest shareholder of Turtle Beach Corporation. Mr. Muscatel has served as the CEO of several companies, including Rand McNally, ArrowStream, Fusion Logistics, and Blue Software. He was also formerly the COO and CFO of PDP. In addition to Turtle Beach, Mr. Muscatel currently serves as a board member of, Fusion Logistics, PureCars Technologies Holdings, LLC, Inductive Health Informatics, LLC, Blackbox Intelligence Holdings, LLC, and WorldApp Inc. Mr. Muscatel received his MBA with honors from The University of Chicago Booth School of Business and graduated Cum Laude with a BA in Economics from Pomona College.

Qualifications

Mr. Muscatel brings nearly 20 years of experience operating and managing private equity-backed businesses. His deep knowledge of the video game accessory business from his time at PDP, as well as his wealth of experience in executive management, mergers and acquisitions, and strategic licensing, make him well-qualified to serve as a director.

19

Item 1—Election Of Directors

Katherine L. Scherping	Age: 65

Director Since May 2022 Committees Audit (Chair) Nominating and Governance (Member)

Biographical Information

Katherine L. Scherping, CPA, CGMA joined the Board in May 2022 and is the Chair of the Audit Committee and a member of the Nominating and Governance Committee. Ms. Scherping has served as Chief Executive Officer of KLS Advisors, Inc., a financial and executive leadership advisory firm, since October 2011. Since December 2022, Ms. Scherping has served in various roles as a member of the board of directors, RE/MAX Holdings, Inc. (NYSE: RMAX), including as the Chair of the Audit Committee and as a member of the Finance and Investment Committee. Ms. Scherping previously served as Chief Financial Officer of National CineMedia, Inc. (Nasdaq: NCMI), the largest cinema advertising network in the U.S., from August 2016 to March 2020. Ms. Scherping also served in various positions at QCE, LLC (d/b/a Quiznos Subs), a privately held quick-serve sub sandwich restaurant franchisor, including as Interim CEO in 2016 and Chief Financial Officer from December 2013 to July 2016. Previously, Ms. Scherping also served as Chief Financial Officer of Red Robin Gourmet Burgers, Inc. (Nasdaq: RRGB) and of Tanning Technology Corporation (formerly Nasdaq: TANN), which operated as an information technology services provider. Ms. Scherping served as chair of the audit committee of the board of directors of Papa Murphy’s Holdings, Inc. (formerly Nasdaq: FRSH), from February 2017 until its acquisition by MTY Food Group Inc. (OTC: MTYFF) in May 2019. Ms. Scherping received her B.S. in Accounting from Northern Illinois University.

Qualifications

Ms. Scherping has over 38 years of finance, accounting, and managerial experience. This experience, as well as her service as a public company board member and as the Chief Financial Officer of several public and private companies across multiple industries, including over 18 years in international hospitality and consumer businesses, make her well-qualified to serve as a director.

Julia W. Sze	Age: 58

Director Since December 2022 Committees Nominating and Governance (Chair) Compensation (Member)

Biographical Information

Julia W. Sze, CFA joined the Board in December 2022 and is the Chair of the Nominating and Governance Committee and a member of the Compensation Committee. She has over 30 years of executive leadership experience in financial services and has been a leader in improving corporate governance standards in businesses at all stages. Ms. Sze currently serves on the board and audit and compensation committees of Cavco Industries Inc. (NASD: CVCO), the country’s third largest manufacturer of systems-built homes, and on the board of Tern Bicycles. Ms. Sze previously served as a member of the board of directors of Amalgamated Bank Foundation, a not-for-profit organization, from April 2019 to August 2021 and the board of Laird Norton Wealth Management from May 2022 to July 2024. Ms. Sze is a distinguished professional faculty member at UC Berkeley’s Haas School of Business, where she teaches courses on impact investing and portfolio management. In addition to her public company board experience and financial and operations experience, Ms. Sze provides the board with extensive expertise in international capital markets and ESG best practices.

Qualifications

Ms. Sze has over 30 years of executive leadership experience in financial services as a global portfolio manager, hedge fund manager, and chief investment officer for large institutional portfolios.

2025 Proxy Statement	20

Item 1—Election Of Directors

Andrew Wolfe, Ph.D.	Age: 62

Director Since February 2012 Committees Audit (Member) Nominating and Governance (Member) Value Enhancement (Member)

Biographical Information

Andrew Wolfe, Ph.D. joined the Board in February 2012 and is a member of the Audit Committee, Nominating and Governance Committee and Value Enhancement Committee. Dr. Wolfe founded Wolfe Consulting in 2002, and currently serves as a technology and intellectual property consultant in the consumer electronics, computer, and semiconductor industries. Dr. Wolfe also testifies and serves as a consulting expert for intellectual property and other technology-related litigation matters. In addition, he serves as an Assistant Teaching Professor at Santa Clara University where he teaches Embedded Systems, IC design, PCB design and Mechatronics. He has been recognized as a Fellow at the Institute of Electrical and Electronic Engineers. Previously, Dr. Wolfe was Chief Technology Officer for SONICblue, Inc. (formerly S3, Inc.) from 1999 to 2002 and also served as Senior Vice President of Business Development from 2001 to 2002.

Qualifications

Dr. Wolfe has over 40 years of experience working with Fortune 500 corporations and technology startups, with expertise in developing new products and technologies as well as in product and intellectual property strategy. Dr. Wolfe’s notable technology, intellectual property, and licensing experience qualifies him to serve as a director.

William Wyatt	Age: 41

Director Since May 2023 Committees Compensation (Chair) Value Enhancement (Member)

Biographical Information

William Wyatt joined the Board in May 2023 and is the Chair of the Compensation Committee and a member of the Value Enhancement Committee. Since August 2018 Mr. Wyatt has been the Managing Partner of The Donerail Group LP, an investment management firm. Prior to Donerail, from March of 2015 Mr. Wyatt was a Portfolio Manager at Starboard Value LP, a New York-based investment adviser, where he served as the Head of Event Driven Investments. Mr. Wyatt also served in a variety of investment and leadership roles at Empyrean Capital, Magnetar Capital and Goldman Sachs.

Qualifications

Mr. Wyatt possesses extensive business and investment expertise, and executive-level experience. The Board believes that his experience as an investment manager makes him well-qualified to serve as a director.

The Board unanimously recommends a vote FOR each of the listed nominees by voting on the Proxy Card.

21

Executive Officers

EXECUTIVE OFFICERS

The following table sets forth the names, current ages and titles of the Company’s three current Named Executive Officers.

Name	Age	Title

Executive Officers

Cris Keirn	54	Chief Executive Officer

Mark Weinswig	53	Chief Financial Officer and Treasurer

Megan Wynne	56	General Counsel

Cris Keirn. Mr. Keirn’s relevant experience and qualifications are described above as a director nominee.

Mark Weinswig. Mr. Weinswig is our Chief Financial Officer and Treasurer and has served as our Chief Financial Officer since January 2025. Mr. Weinswig joined the Company from Ouster, Inc. (“Ouster”), where he served as Chief Financial Officer since February 2023. Prior to the merger between Ouster and Velodyne Lidar, Inc. (“Velodyne”), Mr. Weinswig served as the Chief Financial Officer of Velodyne from May 2022 to February 2023. Prior to joining Velodyne, Mr. Weinswig served as Chief Financial Officer of Avinger Inc., a commercial-stage medical device company, from June 2018 to May 2022. Mr. Weinswig has more than 25 years of experience in financial leadership positions in private and publicly traded technology companies, including 11 years serving in various chief financial officer roles. In addition, Mr. Weinswig has held financial leadership positions in the optical component and laser industry, including Emcore, Avanex and Coherent. He began his career in public accounting at PricewaterhouseCoopers and worked at Morgan Stanley as an equity research analyst covering the optical industry. Mr. Weinswig has held both Certified Public Accountant and Chartered Financial Analyst designations. He received an MBA, Business Administration and Management, from Santa Clara University and a BS in Accounting from Indiana University, Kelley School of Business.

Megan Wynne. Ms. Wynne is our General Counsel and Corporate Secretary and has served as our Corporate Secretary since 2024 and General Counsel since 2016 and previously as our Vice President of Legal and Licensing since 2014. Prior to joining Turtle Beach, Megan spent five years as in-house counsel for I-Flow, LLC, a Kimberly-Clark Health Care Company, where she oversaw all litigation and advised on other legal matters. Additionally, Megan spent 13 years working with California-based Morris Polich & Purdy, LLP, initially as a litigation associate, and then as partner. She received a JD from Boston College Law School and a BA from Johns Hopkins University.

2025 Proxy Statement	22

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 11, 2025, for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s current executive officers and directors, and (iii) all of the Company’s current executive officers and directors as a group. Other than as set forth below, we are not aware of any other stockholder who may be deemed a beneficial owner of more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 11, 2025, and any restricted stock that will become vested within 60 days after April 11, 2025, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the principal address of each of the persons below is c/o Turtle Beach Corporation, 15822 Bernardo Center Drive, Suite 105, San Diego, California 92127.

Executive Officers and Directors	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares Beneficially Owned(2)

Cris Keirn(3)	86,500	*

Mark Weinswig	0	*

Megan Wynne(4)	118,682	*

L. Gregory Ballard(5)	74,907	*

Elizabeth B. Bush	16,425	*

Terry Jimenez	61,629	*

David Muscatel	0	*

Katherine L. Scherping	34,465	*

Julia W. Sze	37,061	*

Andrew Wolfe, Ph.D.(6)	137,422	*

William Wyatt	111,536	*

All current executive officers and directors as a group (11 persons)	678,627	3.3%

Stockholders of 5% or more (excludes executive officers and directors)

DC VGA LLC(7)	3,450,000	17.1%

Rabil Albert(8)	1,357,000	6.7%

Garnet Equity Capital Holdings, Inc.(9)	1,372,367	6.6%

BlackRock, Inc.(10)	1,314,651	6.5%

Windward Management LP(11)	1,109,634	5.5%

*	Less than 1%.

(1)	As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared power to dispose, or direct the disposition, of a security.

(2)	Beneficial ownership percentages are based upon 20,116,989 shares of Common Stock outstanding as of April 11, 2025.

(3)	Includes 31,772 stock options that are either currently exercisable or exercisable within 60 days of April 11, 2025.

(4)	Includes 57,741 stock options that are either currently exercisable or exercisable within 60 days of April 11, 2025.

(5)	Includes 24,164 stock options that are either currently exercisable or exercisable within 60 days of April 11, 2025 and 2,000 shares held by his spouse.

(6)	Includes 36,963 stock options that are either currently exercisable or exercisable within 60 days of April 11, 2025.

23

Security Ownership of Certain Beneficial Owners and Management

(7)

According to a Schedule 13D filed with the SEC on March 21, 2024 (the “Diversis 13D”), reporting the beneficial ownership of 3,450,000 shares of Common Stock. DC VCA LLC reported it has sole voting and dispositive power over 3,450,000 shares of Common Stock. The Diversis 13D was filed on behalf of the following reporting persons: DC VGA LLC; Diversis Capital Partners I, L.P.; Diversis Capital Partners GP I, L.P.; Diversis Capital Partners GP I, LLC; Mr. Kevin Ma; and Mr. Ron Nayot. The address for each of the foregoing reporting persons is 2000 Avenue of the Stars, Suite 1050S, Los Angeles, CA 90067.

(8)

According to a Schedule 13G filed with the SEC on April 8, 2025, reporting the beneficial ownership of 1,357,000 shares of Common Stock. Rabil Albert reported he has sole voting and dispositive power over 1,357,000 shares of Common Stock. The address for Rabil Albert is One Tower Center Road, Suite 300, Boca Raton, FL 33486.

(9)

According to a Schedule 13G/A filed with the SEC on February 14, 2025, reporting the beneficial ownership of 1,372,367 shares of Common Stock. Garnet Equity Capital Holdings, Inc. reported it has shared voting power over 1,372,367 shares, sole dispositive power over 0 shares and shared dispositive power over 1,372,367 shares of Common Stock, respectively. The address for Garnet Equity Capital Holdings, Inc. is 575 Madison Ave, Suite 1601, New York, NY 10022.

(10)

According to a Schedule 13G/A filed with the SEC on November 8, 2024, reporting the beneficial ownership of 1,314,651 shares of Common Stock. BlackRock, Inc. reported it has sole voting power over 1,297,500 shares and sole dispositive power over 1,314,651 shares of Common Stock, respectively. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(11)

According to a Schedule 13G/A filed with the SEC on February 14, 2025, reporting the beneficial ownership of 1,109,634 shares of Common Stock. Windward Management LP reported it has shared voting power over 1,109,634 shares, sole dispositive power over 0 shares and shared dispositive power over 1,109634 shares of Common Stock, respectively. The address for Windward Management is 1691 Michigan Avenue, Suite 510, Miami Beach, FL 33139.

2025 Proxy Statement	24

Audit Committee Report

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that Section. This report shall not be deemed “incorporated by reference” into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether such filing occurs before or after the date hereof, regardless of any general incorporation language in such filings, except to the extent that the Company specifically incorporates it by reference.

The Audit Committee assists the Board in meeting its oversight responsibility to stockholders, potential stockholders, the investment community, and others. The Audit Committee’s function is one of oversight, recognizing that management is responsible for preparing the Company’s financial statements, and the independent registered public accounting firm is responsible for auditing those statements. Management of the Company is responsible for (i) the preparation, presentation, and integrity of the Company’s financial statements; (ii) the appropriateness of the accounting principles and reporting policies that are used by the Company; (iii) establishing and maintaining adequate internal control over financial reporting, as such term is defined in the Exchange Act; and (iv) maintaining adequate disclosure controls and procedures, as such term is defined by the Exchange Act. The Company’s independent registered public accounting firm is responsible for (a) auditing the Company’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America and (b) reviewing the Company’s unaudited interim condensed consolidated financial statements. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the Company’s independent registered public accounting firm. The Audit Committee will, however, take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm to be retained to audit the Company’s consolidated financial statements and, if applicable, its internal control over financial reporting, and once retained, the independent registered public accounting firm reports directly to the Audit Committee. The independent registered public accounting firm is ultimately accountable to the Audit Committee and the Board. The Audit Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to the Company’s consolidated financial statements and related disclosures and, as applicable, internal control over financial reporting of the Company and makes recommendations to the Board as it deems appropriate from time to time. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee is currently composed of three directors, each of whom the Board has determined to be independent as that term is defined by applicable Nasdaq listing standards and SEC rules. The Board has determined, in accordance with applicable Nasdaq listing standards, that Katherine L. Scherping is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K of the Exchange Act. The Audit Committee operates under a written charter adopted by the Board, which is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance-Audit Committee Charter”. The Audit Committee charter is reviewed on an annual basis by the Audit Committee and is subject to amendment from time to time.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and discusses these matters with the Company’s independent registered public accounting firm. The Audit Committee also discusses with senior management the Company’s disclosure controls and procedures. The Audit Committee’s oversight of the independent registered public accounting firm includes resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, with the Company’s management and its independent registered public accounting firm. In addition, the Audit Committee reviewed and discussed the Company’s quarterly earnings releases and Exchange Act filings for the year ended December 31, 2024, with management and the Company’s independent registered public accounting firm, which included a discussion of the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. The Audit Committee also discussed with management and the independent registered public accounting firm the Company’s internal control over financial reporting.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees)

25

Audit Committee Report

and the SEC. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence, including the compatibility of any non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the 2024 results of its consolidated financial statement audit and the overall quality of the Company’s financial reporting. The independent registered public accounting firm has direct access to the Audit Committee at any time on any issue of its choosing, and the Audit Committee has the same direct access to the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2024, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the SEC.

The Audit Committee has appointed the firm of Ernst & Young LLP as independent registered public accounting firm to audit and report upon the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2025.

AUDIT COMMITTEE

Katherine L. Scherping, Chair

L. Gregory Ballard

Andrew Wolfe, Ph.D.

2025 Proxy Statement	26

ITEM 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2025, and internal control over financial reporting. Although action by the stockholders on this matter is not required under Nevada law or the Sarbanes-Oxley Act of 2002, as amended, or the rules of the SEC promulgated thereunder, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. Ratification requires the affirmative vote of a majority of the votes cast (excluding abstentions) at the Annual Meeting. If this appointment is not ratified by the stockholders, the Audit Committee may reconsider its appointment. One or more representatives of Ernst & Young LLP are expected to attend the Annual Meeting telephonically. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Change of Independent Public Accountants

As previously reported on the Company’s Current Report on Form 8-K, filed with the SEC on May 24, 2023 (the “Change of Auditor Current Report”), the Company dismissed BDO USA, LLC (“BDO”) as the independent registered public accounting firm for the Company and its subsidiaries, effective as of May 19, 2023. The dismissal of BDO was approved by the Audit Committee.

BDO’s audit reports on the financial statements of the Company for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2021, December 31, 2022, and in the subsequent interim period through May 19, 2023: (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) BDO did not advise the Company of any of the events requiring reporting in the Company’s Current Reports on Form 8-K under Item 304(a)(1)(v) of Regulation S-K, except that, as initially disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 29, 2023, the Company reported a material weakness in its internal controls over financial reporting related to the proper design and implementation of certain controls over its income tax provision and management’s review of the income tax provision.

As reported in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, filed with the SEC on August 7, 2023, as of June 30, 2023, management determined that the material weakness identified was remediated.

The Company provided to BDO the disclosure contained in the Change of Auditor Current Report and requested BDO to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company (the “BDO Letter”), and, if not, stating the respects in which it does not agree. The BDO Letter has been filed as Exhibit 16.1 to the Change of Auditor Current Report.

On May 19, 2023, the Company appointed Ernst & Young LLP as the independent registered public accounting firm for the Company and its subsidiaries, effective as of May 19, 2023. The appointment of Ernst & Young LLP was approved by the Audit Committee.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through May 19, 2023, neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding (i) the application of accounting principles to a specific completed or proposed transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions related thereto, or reportable event, as described in Item 304(a)(1)(v) of Regulation S-K (there being none).

27

ITEM 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The aggregate fees billed by Ernst & Young LLP for professional services rendered in connection with (i) the audit of our consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2024 set forth in our Annual Reports on Form 10-K for the years then ended and (ii) the review of our quarterly consolidated financial statements as set forth in our Quarterly Reports on Form 10-Q for each of our quarters during 2024, and our quarters ended June 30, 2023, and September 30, 2023, as well as any fees paid to our independent registered public accounting firm for audit-related work, tax compliance, tax planning and other consulting services are set forth in the table below.

	Ernst & Young LLP
	2024	2023

Audit Fees	$2,531,751	$1,003,117

Audit-Related Fees	—	—

Tax Fees	$59,000	—

All Other Fees	—	—

TOTAL	$2,590,751	$1,003,117

Audit fees: Audit fees consist of fees associated with the annual audit of our financial statements, the reviews of our interim financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the SEC, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees: Audit-related fees consist of fees for professional services reasonably related to the performance of the audit or review of the financial statements and are not included in Audit Fees.

Tax fees: Tax fees consist of fees for tax services, including tax compliance, and related expenses.

All other fees: Fees for products and services other than the services described above.

Pre-approval of Services

All audit and permissible non-audit services provided by the Company’s independent registered public accounting firm require pre-approval by the Audit Committee in accordance with the Audit Committee charter. The Audit Committee approves the independent registered public accounting firm’s engagement prior to the independent registered public accounting firm rendering any non-audit services. The Audit Committee pre-approved all of the 2024 and 2023 fees paid to its independent registered public accounting firm.

2025 Proxy Statement	28

ITEM 3 - Advisory Vote on the Compensation of the Company’s Named Executive Officers

ITEM 3 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This Item 3 gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the agreements and practices described in this Proxy Statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

The Company uses external compensation expertise and biennial benchmarking to ensure that its executive compensation program is competitive and appropriate while being designed to align pay with short-term and long-term Company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. Because the Board believes that the compensation of our Named Executive Officers as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers as disclosed in the “Executive Compensation” section of this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and related disclosures.

The affirmative vote of a majority of the votes cast on this Item 3 is required to approve, on an advisory basis, the compensation of our Named Executive Officers. For purposes of determining approval of this Item 3, abstentions and broker non-votes will not affect the results of this vote.

The Board unanimously recommends a vote FOR approval of the compensation of our Named Executive Officers as disclosed in the “Executive Compensation” section of this Proxy Statement, including the Compensation
Discussion and Analysis, compensation tables and related disclosures.

29

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes and analyzes the 2024 compensation program for all individuals who served as our principal executive officer or acted in a similar capacity at any time during the last completed fiscal year and our principal financial officer. These individuals were our only Named Executive Officers who served during 2024:

•

Cris Keirn, our Chief Executive Officer, appointed March 13, 2024 (Mr. Keirn previously served as Senior Vice President, Global Sales and Interim CEO effective July 1, 2023 through March 13, 2024); and

•

John T. Hanson, our Chief Financial Officer and Treasurer during the 2024 fiscal year (following year end, Mr. Hanson ceased to serve as the Chief Financial Officer and Treasurer on February 3, 2025 and was replaced by Mark Weinswig).

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2024. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why the Compensation Committee arrived at the specific compensation decisions for our Named Executive Officers in 2024 and discusses the key factors that were considered in determining their compensation.

Executive Summary

Who We Are

Our mission is to deliver the ultimate experience to gamers by providing high-quality, high-performance gaming accessories, including headsets, controllers, keyboards, mice, flight and racing simulation hardware, microphones and more. For 50 years, Turtle Beach® has been a pioneer and key innovator in audio technology, and today it is one of the most recognized brand names in gaming. Headquartered in San Diego, California, Turtle Beach was incorporated in the state of Nevada in 2010, and our Common Stock is traded on the NASDAQ Global Market under the symbol “TBCH.”

Per retail sales tracking data from The Circana Group, Turtle Beach has been the market share leader in console gaming headsets for 15-years running with a vast portfolio of headsets designed to be multiplatform compatible with the latest Xbox, PlayStation, and Nintendo consoles, as well as for personal computers (“PCs”) and mobile/tablet devices. Turtle Beach’s PC product portfolio includes PC-specific gaming headsets, keyboards, mice, microphones, and other PC gaming peripherals. In 2021, Turtle Beach expanded its brand beyond gaming headsets and launched its gaming controller product line, as well as gaming flight simulation product line. In 2024, Turtle Beach acquired Performance Designed Products (“PDP”), another leading gaming accessory brand with a robust slate of products, including gaming controllers/gamepads for all platforms and licensing deals with popular gaming and entertainment properties, including Call of Duty and Fortnite among others. The Company has started the process of transitioning all gaming accessories under its best-selling Turtle Beach brand, with products for consoles and PC, including multiplatform gaming headsets, controllers, mice, keyboards, microphones, and flight/racing simulation accessories under one of the industry’s most recognized and trusted brand names.

2024 Business Highlights

In 2024, we continued our position as the number one console gaming headset provider and showcased strong operational and financial execution with increased revenues, earnings and adjusted EBITDA compared to a year ago. Our 2024 business highlights included the following:

•	Net Revenue. Our net revenue was $372.8 million, compared to $258.1 million in 2023;

•	Net Income (Loss). Our net income was $16.2 million, or $0.78 per diluted share, compared to a net loss of $17.7 million, or $1.03 per diluted share, in 2023; and

•	Adjusted EBITDA*. Our adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) was $56.4 million compared to $6.5 million in 2023.

* Adjusted EBITDA is a non-GAAP financial measure. Please see pages 30 – 31 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the heading “Key Performance Indicators and Non-GAAP Measures” for reconciliations to the most directly comparable GAAP financial measures.

2024 Executive Compensation Highlights

Based on our overall operating environment and these results, our Board took the following key actions with respect to the compensation of our Named Executive Officers for and during 2024:

•

Base Salaries. Increased Mr. Keirn’s annual salary from $410,000 to $475,000 in connection with his transition from SVP, Global Sales and Interim CEO to CEO. No adjustment was made to Mr. Hanson’s salary.

2025 Proxy Statement	30

Compensation Discussion and Analysis

•

Annual Cash Bonuses. Target bonus opportunities for Mr. Keirn and Mr. Hanson remained unchanged for 2024. The Executive Short-Term Incentive Plan design was adjusted to eliminate individual performance goals, tie the full payout to the achievement of two corporate performance metrics (GAAP net revenue and Adjusted EBITDA) and two shared corporate strategic goals (gain in headsets and controllers market share). In addition, the maximum payout cap was reduced from 200% to 150% of target. As noted above, our actual net revenue was $372.8 million and our actual Adjusted EBITDA was $56.4 million. We achieved target level for growth in controller market share but did not achieve the threshold required for the headset market share growth metric. Based on these results, the Committee approved annual cash bonus awards under the 2024 Short-Term Incentive Plan (the “2024 Bonus Plan”) equal to 83.06% of the target opportunity based on actual performance.

•

Annual Long-Term Incentive Compensation Awards. Granted annual long-term incentive compensation opportunities to Messrs. Keirn and Hanson with 70% of the target value in the form of a performance-based restricted stock unit (“PSU”) award and 30% of the target value in the form of a time-based restricted stock unit (“RSU”) award. The weighting of PSUs was increased from 30% of the total value in 2023 to 70%, reinforcing the performance-based orientation of our program.

•

For awards granted in 2024, one-half of the PSUs are earned based on the achievement of a stock price goal, measured at the end of a 13 month performance period (April 1, 2024 through May 9, 2025), with the remaining PSUs earned based on Adjusted EBITDA performance, measured at the end of a 12 month performance period (Q2 2024 through Q1 2025). The number of PSUs earned will be determined in May 2025 and earned shares vest over three years from the grant date.

•

Employment Agreement with Mr. Keirn. On March 13, 2024, in connection with Mr. Keirn being appointed as the CEO, the Company entered into an employment agreement with Mr. Keirn (the “Keirn Employment Agreement”) that governs the terms and conditions of his appointment as the Company’s Chief Executive Officer. For a description of the compensation and benefits payable under the Keirn Employment Agreement, see “Executive Compensation – Employment Agreements” below.

Relationship Between Pay and Performance

We design our executive compensation program to attract, motivate and retain our Named Executive Officers while, at the same time, promoting the interests of our stockholders. To ensure this balance, we seek to ensure that a meaningful portion of our Named Executive Officers’ annual target total direct compensation opportunity is both “at-risk” and variable in nature.

We emphasize variable compensation that appropriately rewards our Named Executive Officers through the following two principal compensation elements:

•

First, we provide the opportunity to participate in our annual bonus plan, which provides cash payments if they produce short-term results aligned with long-term stockholder value creation that meet or exceed certain business objectives set forth in our annual operating plan and their individual performance objectives for the year.

•

Second, we grant both PSU awards and RSU awards, which in the aggregate comprise a majority of their annual target total direct compensation opportunities. The value of these equity awards depends entirely on the value of our Common Stock and, in the case of the PSU awards, their ability to achieve financial and stock price achievement objectives, thereby incentivizing our Named Executive Officers to build sustainable long-term value for the benefit of our stockholders.

These variable pay elements ensure that, each year, a substantial portion of our Named Executive Officers’ target total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance.

We believe that these compensation elements provide balanced incentives for our Named Executive Officers to meet our business objectives and drive long-term growth. To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our Named Executive Officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years and our performance over this period.

Please refer to the “Pay Versus Performance Table” below which demonstrates that the compensation paid to our Named Executive Officers generally aligns with our financial performance based on the performance measures presented in the table over the covered fiscal years, including total stockholder return (“TSR”), net income and Adjusted EBITDA.

31

Compensation Discussion and Analysis

2024 Target Pay Mix

The Compensation Committee believes that the characteristics of each form of executive compensation are a key driver in determining the allocation of target total direct compensation. The following graphs represent the 2024 target mix of annual target total direct compensation for Messrs. Keirn and Hanson. The disclosed equity award percentages below represent the grant date value of the PSU awards (at target) and RSU awards granted to these Named Executive Officers in 2024, and not the compensation actually paid to or realized.

Cris Keirn (CEO)
2024 Target Pay Mix

RSUs
18%
PSUs
43%
Salary
19%
Target
Bonus
19%
Equity 61%
Cash 39%
At-risk pay
81%
Performance-Based 62%

John Hanson (CFO)
2024 Target Pay Mix

RSUs
13%
Salary
34%
PSUs
30%
Target
Bonus
24%
Equity 43%
Cash 57%
At-risk pay
66%
Performance-Based 53%

Key changes to 2024 Compensation Program

After carefully considering the feedback we received following our 2023 Annual Meeting, the Compensation Committee implemented a number of changes to our 2024 executive compensation program to more effectively align our executive compensation arrangements with our performance and business strategy and developments in our broader industry. Given the strong support for the non-binding stockholder advisory vote on the compensation of our Named Executive Officers (commonly known as a “Say-on-Pay” vote) in 2024, we intend to maintain a similar program for 2025.

Compensation Element	2024 Program Design (CEO and All Executive Officers)
Annual Cash Bonus Program

• Corporate performance metric weighting – financial metrics (85%) and shared strategic objectives (15%)

• Financial performance metrics (and weightings) – net revenue (20%) and Adjusted EBITDA (65%)

• Strategic performance metrics – grow headset and controller share (15%)

• Bonus payment range – 0% to 150% of target performance (for strategic metrics, no payout if target performance level is not achieved)

Long-Term Incentive Compensation Program

• Equity award mix and weighting – PSU awards (70%) and RSU awards (30%)

• PSU award metrics – stock price (50%) and Adjusted EBITDA (50%)

• PSU award performance period – performance measured over 13 months for the stock price performance metric (April 1, 2024 through May 9, 2025) and 12 months for the Adjusted EBITDA performance metric (Q2 2024 through Q1 2025) with additional time-based vesting for earned units over two years

• PSU payout range – 0% to 175% of target (200% max for stock price and 150% max for AEBITDA)

• RSU award vesting requirement – equal annual increments over four years

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee reviews our executive compensation program on an annual basis to ensure consistency with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation-related policies and practices that were in effect during 2024:

What We Do:

•

“Pay-for-Performance” Philosophy. We maintain a “pay-for-performance” compensation structure tied to achieving pre-established financial targets and specific business objectives, including through the use of PSU awards.

2025 Proxy Statement	32

Compensation Discussion and Analysis

•

Maintain Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who determine our compensation policies and practices and who have established effective means for communicating with our stockholders regarding their executive compensation views and concerns, as described in this Proxy Statement.

•

Conduct Executive Compensation Review. The Compensation Committee reviews and approves our compensation strategy annually, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.

•	Maintain Independent Compensation Advisor. The Compensation Committee has historically engaged an independent compensation consultant to provide advice on executive compensation matters

•	Short-Term Incentive Compensation Plan. We use top- and bottom-line financial performance metrics in our annual cash bonus plan.

•

Compensation At Risk. Our executive compensation program is designed so that a significant portion of our Named Executive Officers’ compensation is “at risk” based on corporate performance, as well as equity-based, to align their interests with the interests of our stockholders.

•	Multi-Year Vesting Requirements. The annual equity awards granted to our Named Executive Officers vest over multi-year periods, consistent with current market practice and our retention objectives.

•

Compensation Recovery (“Clawback”) Policy. Effective December 1, 2023, the Board adopted the Compensation Recoupment Policy of Turtle Beach Corporation (the “Clawback Policy”) which complies with both Exchange Act Rule 10D-1 and the applicable NASDAQ listing standards. On April 15, 2025, the Board also adopted have a general compensation clawback policy applicable to all executive officers, employees with the title of vice president in charge of a principal business unit, division, or function and other officers performing policy-making functions that provides for the discretionary recovery of incentive-based and other compensation, excluding salary but including any equity-based compensation that vests based solely based on the passage of time, in the event such employee caused or contributed to an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws or engaged in misconduct.

•

“Double-Trigger” Change in Control Arrangements. All change-in-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid).

•

Retirement, Health and Welfare Benefits. Our Named Executive Officers participate in broad-based Company-sponsored health and welfare benefit programs on the same basis as our other employees, including payment of health care benefits and company matching contributions under our Section 401(k) retirement savings plan available to all employees.

•	Succession Planning. We review the risks associated with our Named Executive Officer positions to ensure adequate succession plans are in place.

What We Don’t Do:

•

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or arrangements to our Named Executive Officers other than the plans and arrangements that are available to all employees.

•	Limited Perquisites. We provide minimal perquisites and other personal benefits to our Named Executive Officers.

•	Incentive Compensation Plan Payments. We do not provide minimum payments under either our short-term or long-term incentive compensation plans.

•	No Tax Payments on Perquisites. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits.

•

No Tax Payments on Change in Control Arrangements. We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•

No Hedging or Pledging of our Equity Securities. Under our Securities Trading Policy, we prohibit our employees, including our executive officers, and the non-employee members of our Board from hedging or pledging our equity securities, except in certain limited circumstances where advance written approval is obtained from our Compliance Officer.

•	No Stock Option Repricing. We may not reprice outstanding stock options without the prior approval of our stockholders.

•	No Discounted Stock Options. We do not grant discounted stock options.

33

Compensation Discussion and Analysis

2024 Stockholder Advisory Vote on Named Executive Officer Compensation

At our 2024 Annual Meeting of Stockholders, held on June 11, 2024, we conducted a non-binding stockholder advisory vote on the compensation of our Named Executive Officers (commonly known as a “Say-on-Pay” vote). Approximately 89.2% of the votes cast approved the compensation of our Named Executive Officers for 2023.

We value the opinion of our stockholders. Our Board and the Compensation Committee will continue to consider the result of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our Named Executive Officers.

In addition, we intend to hold future Say-on-Pay votes in accordance with the results of the votes of our stockholders to Item 4 – Advisory Vote on the Frequency of Say-on-Pay vote.

Executive Compensation Philosophy and Objectives

We strive to provide an executive compensation program that is competitive, rewards achievement of our business objectives and aligns our Named Executive Officers’ interests with those of our stockholders. Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being (1) to align the interests of our Named Executive Officers and stockholders and (2) to link pay with performance. We structure the annual compensation of our Named Executive Officers using three principal elements: (1) annual base salary, (2) annual cash bonus opportunities and (3) long-term equity incentive compensation opportunities in the form of equity awards. Consistent with this philosophy and approach, we have designed our executive compensation program to achieve the following primary objectives:

•	provide market competitive compensation benefit levels that will attract, motivate, reward and retain a highly talented team of executives within the context of responsible cost management;

•	establish a direct link between our financial and operational results and strategic objectives and the compensation of our executives;

•

align the interests and objectives of our executives with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance; and

•	offer total compensation opportunities to our executives that are competitive, internally consistent and fair.

We have not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. As described below, the Compensation Committee considers a variety of factors in formulating and proposing the appropriate yearly mix among such compensatory elements, including our compensation philosophy and the value of outstanding equity awards granted in prior years.

Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee discharges the responsibilities of our Board relating to the compensation of our Named Executive Officers. The Compensation Committee reviews and recommends to the Board for approval the compensation of the CEO and the compensation of the non-employee members of the Board. Decisions regarding the compensation of the other Named Executive Officer (“Other NEO”) are made by the Compensation Committee in consultation with, and upon the recommendation of, the CEO. The Compensation Committee has the overall responsibility for overseeing our compensation and benefits policies, generally, and overseeing and evaluating the compensation plans, policies and practices applicable to our executive officers.

In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices and reviews the performance of our Named Executive Officers when making decisions with respect to their compensation.

The Compensation Committee’s authority, duties and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available on the Company’s website at https://corp.turtlebeach.com/ under the heading “Corporate Governance—Compensation Committee Charter.”

2025 Proxy Statement	34

Compensation Discussion and Analysis

The Compensation Committee retains a compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program which includes analyzing the competitive market for executive pay using a compensation peer group. However, the Compensation Committee exercises its own judgment in formulating and making decisions with respect to the compensation of our Named Executive Officers.

Setting Target Total Direct Compensation

Each year, the Compensation Committee conducts a review of the compensation arrangements of our Named Executive Officers, typically during the first fiscal quarter of the year. As part of this review, the Compensation Committee evaluates the base salary levels, annual target cash bonus opportunities and long-term incentive compensation opportunities of our Named Executive Officers and all related performance criteria.

The Compensation Committee does not establish a specific target for formulating the annual target total direct compensation opportunities of our Named Executive Officers. In formulating and making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;

•	our performance against the financial, operational and strategic objectives established by the Compensation Committee and our Board;

•

each individual Named Executive Officer’s knowledge, skills, experience, qualifications and tenure relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the scope of each Named Executive Officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the prior performance of each individual Named Executive Officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team;

•	the potential of each individual Named Executive Officer to contribute to our long-term financial, operational and strategic objectives;

•	the retention risk (and related replacement cost) of each individual Named Executive Officer;

•	our CEO’s compensation relative to that of our Other NEO;

•	our financial performance relative to our peers;

•

the compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each Named Executive Officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and

•	the recommendations of our CEO with respect to the compensation of our Other NEO, but not with respect to his own compensation.

These factors provide the framework for formulating and making decisions regarding the compensation opportunity for each Named Executive Officer. No single factor is determinative in making these decisions, nor is the impact of any individual factor on the determination of pay levels quantifiable. The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in formulating and making its compensation decisions for our Named Executive Officers. The members of the Compensation Committee consider this information in light of their individual experience, knowledge of the Company, knowledge of the competitive market, knowledge of each Named Executive Officer’s role and business judgment in making their decisions.

On a biennial basis, the Compensation Committee evaluates our executive compensation levels against peer companies’ compensation programs and practices to establish our compensation levels with respect to our Named Executive Officers.

Role of Management

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, as well as management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals (except with respect to his own compensation) with respect to program structures, as well as his recommendations for adjustments to annual cash compensation, long-term incentive compensation opportunities and other compensation-related matters for our Other NEO, based on his evaluation of the Other NEO’s performance for the prior year.

35

Compensation Discussion and Analysis

The Compensation Committee reviews and discusses our CEO’s proposals and recommendations and considers them as one factor in formulating and making its decisions with respect to the compensation of our Named Executive Officers. Our CEO also attends meetings of our Board and the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.

With respect to the design of 2024 executive compensation programs, the Compensation Committee took a more independent role in establishing the key terms of the incentive plans and approved compensation levels.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the recommendations and decisions resulting from its annual executive compensation review, including the authority to approve the consultant’s reasonable fees and other retention terms. The compensation consultant reports directly to the Compensation Committee and its chair and serves at the discretion of the Compensation Committee, which reviews the engagement annually.

In 2024, the Compensation Committee engaged Compensia to serve as its compensation consultant and advise on select executive compensation matters and the selection of the compensation peer group.

During 2024, Compensia provided the following services:

•	conducted an annual review and provided recommendations with respect to the compensation peer group;

•	provided detailed short- and long-term incentive compensation design practices in the market and assisted with program design;

•	reviewed CEO compensation arrangements;

•	presented competitive equity usage practices;

•	assisted with the preparation of the annual proxy statement and Compensation Discussion and Analysis therein;

•	consulted with the Compensation Committee chair on select topics; and

•	supported the Compensation Committee on other ad hoc matters throughout the year.

The terms of Compensia’s engagement include reporting directly to the Compensation Committee chair.

The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services and the fees associated with the services provided during 2024. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the NASDAQ Marketplace Rules and such other factors as were deemed relevant under the circumstances, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Compensia.

Compensation Peer Group

The Compensation Committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. For purposes of assessing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a select group of peer companies. This compensation peer group consists of consumer-related technology companies that are similar to Turtle Beach in terms of revenue, market capitalization and industry focus. The competitive data drawn from this compensation peer group is one of several factors that the Compensation Committee uses to formulate and make its decisions every two years with respect to the compensation of our Named Executive Officers.

In July 2023, the Compensation Committee commenced a process to assess the selection criteria and peer group companies to account for changes in the business and financial profile. The goal of the process was to ensure the peer group underlying our competitive market analysis was appropriate and defensible. The following best practices selection criteria, generally consistent with past years, served as the basis of the evaluation:

•

U.S.-based publicly-traded companies in the consumer-related technology industry, and to the extent possible, companies with a focus on audio and video equipment and electronic products and whose products may compete with ours and who recruit from similar employee talent pools;

2025 Proxy Statement	36

Compensation Discussion and Analysis

•	similar revenues — within a range of approximately 0.5x to approximately 2.5x of our then-trailing four quarters’ revenue; and

•	similar market capitalization — within a range of approximately 0.25x to approximately 4.0x of our then-30-day average market capitalization.

Based on the review, six companies that were outside the revenue or market capitalization ranges and/or deemed not close business matches were removed (Agilsys, Harmonic, Digital Turbine, CalAmp, EMCORE and VOXX International) and eight companies, in a similar industry sector and within both the revenue and market capitalization ranges, were added. In October 2023, the Compensation Committee formally approved the 2024 peer group as listed below:

Applied Optoelectronics*	Corsair Gaming	Lantronix*
Arlo Technologies	Digi International	PAR Technology*
AstroNova*	GoPro	PCTEL*
Aviat Networks*	Iteris	Quantum*
Avid Technology	KVH Industries*	Universal Electronic

*	Denotes a new peer added for 2024

Relative to the peer group at the time of approval, Turtle Beach ranked at the 38th percentile on a last four quarters revenue basis and 44th percentile on market capitalization.

In November 2024, the Committee conducted its annual peer group selection using the same selection criteria and approved the 2025 Peer Group, including the replacement of three companies that were no longer independently publicly traded (Avid Technology, Iteris and PCTEL) and with two new companies (NETGEAR and Ooma). At the time of approval, Turtle Beach ranked at the 39th percentile on a last four quarters revenue basis and 54th percentile on market capitalization. In November 2024, the Compensation Committee formally approved the 2025 peer group as listed below:

Applied Optoelectronics	Digi International	Ooma
Arlo Technologies	GoPro	PAR Technology
AstroNova	KVH Industries	Quantum
Aviat Networks	Lantronix	Universal Electronic
Corsair Gaming	NETGEAR

37

Compensation Discussion and Analysis

Compensation Elements

Our executive compensation program consists of three principal elements – annual base salary, annual cash bonus opportunities and long-term incentive compensation opportunities in the form of equity awards. Our executive compensation program continues to evolve and respond to stockholder feedback. The 2024 program sought to further align our executive compensation with our performance and business strategy, and developments in our broader industry.

Compensation Element	2024 Program Design	Objective

Annual Base Salary	No adjustments from 2023 other than the CEO in connection with appointment to new role	Designed to attract and retain executives by providing fixed compensation in amounts that are competitive in the market and reward performance

Annual Cash Bonus Program	Earned based only on shared corporate financial metrics and strategic objectives; no individual performance metrics or modifiers Bonus payment range 0% to 150% of target performance	Designed to motivate executives to achieve annual business objectives and provide financial benefits when we meet or exceed these objectives
Long-Term Incentive Compensation Program

PSU award performance period

Performance measured over 13 months and 12 months, respectively, with additional time-based vesting for earned units over two years

PSU award payment cap

175% of target performance

RSU award vesting requirement

Equal annual increments over four years

Designed to align the interests of executives and stockholders by motivating executives to create sustainable long-term stockholder value

2025 Proxy Statement	38

Compensation Discussion and Analysis

Annual Base Salary

Base salary represents the fixed portion of the compensation of our Named Executive Officers and is an important element of compensation intended to attract and retain highly talented individuals. We use base salary to provide each Named Executive Officer with a specified level of cash compensation during the year with the expectation that he will perform his responsibilities to the best of his ability and in our best interests.

Generally, we establish the initial base salaries of our Named Executive Officers through arm’s-length negotiation at the time we hire or promote the individual, taking into account his or her position, qualifications, experience, prior salary level and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salaries of our Named Executive Officers each year as part of its annual review of our executive compensation program, with input from our CEO (except with respect to his own base salary) and formulates and makes decisions for adjustments as it determines to be reasonable and necessary to reflect the scope of a Named Executive Officer’s performance, individual contributions and responsibilities, position in the case of a promotion and competitive market conditions.

In March 2024, in connection with his appointment as Chief Executive Officer, Mr. Keirn’s base salary was increased to $475,000. No change was made to Mr. Hanson’s salary for 2024.

The annual base salaries of Messrs. Keirn and Hanson as of December 31, 2023 and 2024 were as follows:

Named Executive Officer	2023 Annual Base Salary ($)	2024 Annual Base Salary ($)	Percentage Adjustment (%)

Mr. Keirn	$410,000	$475,000	16%

Mr. Hanson	$395,000	$395,000	0%

Annual Cash Bonus Program

We use an annual cash bonus program to motivate our Named Executive Officers to achieve our annual business goals. In April 2024, the Compensation Committee approved the 2024 Executive Bonus Plan to provide incentives for our Named Executive Officers to meet or exceed four key financial and shared corporate strategic objectives. Individual performance goals were eliminated for 2024, and the maximum payout level was reduced from 200% to 150% of target.

39

Compensation Discussion and Analysis

Target Annual Cash Bonus Opportunities

For purposes of the 2024 Bonus Plan, cash bonuses were to be based upon a specific percentage of each Named Executive Officer’s annual base salary. Mr. Keirn’s target bonus opportunity under the 2024 Bonus Plan was approved at 100% of base salary upon appointment as CEO, an increase from 80% of salary in his prior role of SVP Global Sales and Interim CEO. Mr. Hanson’s target bonus remained unchanged at 70% of salary.

Named Executive Officer	2024 Target Annual Cash Bonus Opportunity (as a percentage of base salary) (%)	2024 Target Annual Cash Bonus Opportunity ($)

Mr. Keirn	100%	$475,000

Mr. Hanson	70%	$276,500

Potential annual cash bonuses for our Named Executive Officers under the 2024 Bonus Plan could range from zero to a maximum of 150% of their target annual cash bonus opportunity, reduced from a 200% of target maximum under the 2023 Bonus Plan. No payouts are earned with respect to the two shared strategic objectives (headset and controller market share growth) unless target performance is achieved or exceeded.

Corporate Financial Performance Metrics

Consistent with the 2023 Bonus Plan, the Compensation Committee selected net revenue and Adjusted EBITDA as the two corporate financial performance metrics for the 2024 Bonus Plan. Net revenue represented 20% and Adjusted EBITDA represented 65% of the total 2024 Bonus Plan payout. The Compensation Committee believed these metrics would also most directly influence the creation of sustainable long-term stockholder value. Relative to 2023 target performance levels, the 2024 net revenue target is approximately 45% higher and the EBITDA target is approximately 750% higher.

For purposes of the 2024 Bonus Plan:

•	“Net revenue” meant our GAAP net revenue, as reflected in our audited financial statements for 2024; and

•

“Adjusted EBITDA” meant our net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash) and certain non-recurring special items that the Compensation Committee believed are not representative of core operations.

The payment scale for each of these corporate performance metrics is set forth below. To the extent that performance for any metric was below the threshold performance level, there would be no payment with respect to that metric. In addition, the potential payment for any metric was capped at the maximum performance level. Achievement levels and payment percentages for performance between the threshold and maximum performance levels were developed by the Compensation Committee. Payment for performance for points between those reflected in the table were calculated using straight-line interpolation.

Performance Level	Net Revenue (Weighted 20%)			Adjusted EBITDA (Weighted 65%)
	Revenue ($)	Performance as Percentage of Target	Payout Percentage of Target	Adjusted EBITDA ($)	Performance as Percentage of Target	Payout Percentage of Target

Below Threshold	<$351,000,000	< 90%	0%	<$46,200,000	< 80%	0%
Threshold	$351,000,000	90%	65%	$46,200,000	80%	50%

Target	$390,600,000	100%	100%	$57,750,000	100%	100%
Maximum	$468,700,000	120%	150%	$72,200,000	125%	150%

2025 Proxy Statement	40

Compensation Discussion and Analysis

Corporate Strategic Goals

Under the 2024 Bonus Plan, the Compensation Committee determined to replace the individual performance metrics used in prior years with two shared corporate strategic goals. These objectives related to market share growth in two of the Company’s primary product categories—headsets and controllers. Performance and payout levels associated with these metrics are as follows:

	Growth in Headset Market Share (Weighted 10%)	Growth in Controller Market Share (Weighted 5%)	Payout as a Percent of Target

Below Target	<10 basis points Increase	<300 basis points increase	0%

Target	10 – 199 basis points increase	300 – 499 basis points increase	100%

Above Target	200 – 399 basis points increase	500 – 699 basis points increase	125%

Maximum	>=400 basis points increase	>=700 basis points increase	150%

Annual Cash Bonus Payments

In March 2025, the Compensation Committee determined that, for 2024, our actual net revenue was $372.8 million and our actual Adjusted EBITDA was $56.4 million. Based on these results, our Named Executive Officers received 83.06% of their target annual cash bonus opportunity with respect to the corporate financial performance metrics.

The following table sets forth the target annual cash bonus opportunities and the actual annual cash bonus payments made to Messrs. Keirn and Hanson for 2024 as approved by the Compensation Committee:

	Performance Achievement		Earned Bonus Payout
Performance Metric	Weighting	Actual as a Percent of Target	Mr. Keirn	Mr. Hanson

Net Revenue			$ 79,857	$ 46,485

Adjusted EBITDA			$290,933	$169,354

Growth in Headset Market Share			$ 0	$ 0

Growth in Controller Market Share			$ 23,750	$ 13,825

Total Actual Payment			$394,540	$229,664

Long-Term Incentive Compensation

Long-term incentive compensation plays a critical role in our ability to attract, hire, motivate, retain and reward qualified and experienced executive officers in a highly competitive market. The use of long-term incentive compensation in the form of equity awards is necessary for us to compete for qualified executive officers without significantly increasing cash compensation and is the most important element of our executive compensation program. We use equity awards to incentivize and reward our Named Executive Officers for long-term corporate performance based on the value of our Common Stock and, thereby, to align their interests with the interests of our stockholders. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our Named Executive Officers to create value for our stockholders.

41

Compensation Discussion and Analysis

In 2024, the Compensation Committee used a combination of performance-based PSU awards and time-based RSU awards that may be earned and settled for shares of our Common Stock to motivate and reward our Named Executive Officers for long-term increases in the value of our Common Stock. The Compensation Committee believes that a portfolio of PSU awards and RSU awards appropriately balances the incentive benefits of a performance-based equity award vehicle with the retention and stockholder anti-dilution objectives of a time-based equity award vehicle, enabling us to use our equity compensation resources efficiently. The Compensation Committee believes that these equity awards align the interests of our Named Executive Officers with the interests of our stockholders by providing a significant incentive for them to manage our business from the perspective of an owner with an equity stake in the outcome of our financial and operational results and help us to achieve our retention objectives.

In the case of PSU awards, the Compensation Committee believes these awards provide a direct link between compensation and stockholder return, thereby motivating our Named Executive Officers to focus on and strive to achieve both our annual and long-term financial and strategic goals. In the case of RSU awards, because the value of RSU awards increases with any increase in the value of the underlying shares of our Common Stock, RSU awards also serve as an incentive that aligns the long-term interests of our Named Executive Officers with the interests of our stockholders. In addition, because RSU awards represent the right to receive shares of our Common Stock upon settlement and have value even in the absence of stock price appreciation, the Compensation Committee believes that we are able to incentivize and retain our Named Executive Officers using fewer shares of our Common Stock than would be necessary if we used other equity vehicles, such as stock options, to provide an equity stake in the Company.

To date, the Compensation Committee has not applied a rigid formula in determining the size of the equity awards to be granted, instead the Compensation Committee has exercised its judgment as to the amount of the awards after taking into consideration:

•	a competitive market analysis prepared by its compensation consultant,

•	the recommendations of our CEO (except with respect to his own equity award),

•	the remaining prospective incentive and retention value of the outstanding equity holdings of each Named Executive Officer (including the current economic value of his unvested equity holdings),

•	the projected impact of the proposed awards on our earnings,

•

the proportion of our total shares outstanding used for annual long-term incentive compensation awards (our “burn rate”) in relation to the annual burn rate ranges of the companies in our compensation peer group and the potential voting power dilution to our stockholders in relation to the median practice of the companies in our compensation peer group, as well as

•	the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above.

Based upon these factors, the Compensation Committee formulates and determines the size of each equity award it decides to grant at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

2024 Annual Equity Awards

In April 2024, as part of its annual review of our executive compensation program, the Compensation Committee determined to grant our executive officers, including Messrs. Keirn and Hanson PSU awards and RSU awards. To further reinforce the importance of driving stock price appreciation and shareholder value, as well as achieving rigorous EBITDA goals over the next 12 months, the Compensation Committee increased the percentage of the target equity value awarded in PSUs to 70% from 30% in 2024. As a result, only 30% of the award value was granted value granted in RSUs. The 2024 equity awards were as follows:

Named Executive Officer	Number of RSUs	RSU Grant Value (30% of Total Value)	Number of PSUs (At Target)	PSU Grant Value (70% of Total Value)	Total Grant Target Value

Mr. Keirn	26,208	$450,000	61,153	$1,050,000	$1,500,000

Mr. Hanson	8,736	$150,000	20,384	$350,000	$500,000

2025 Proxy Statement	42

Compensation Discussion and Analysis

2024 RSU Awards

The RSU awards granted to our Named Executive Officers vest over a four-year period, with one-quarter of the RSUs subject to the award vesting on April 1, 2025, and the remainder of the RSUs subject to the award vesting in equal annual installments until April 1, 2028, contingent upon the applicable Named Executive Officer’s continued employment with or service to us through each applicable vesting date. The RSUs represent a contingent right to receive one share of our Common Stock for each unit that vests, or cash with a value equal to the fair market value of the underlying Common Stock, or a combination thereof. The RSU award is subject to the terms of the 2023 Stock-Based Incentive Compensation Plan (the “2023 Stock Plan”) and the applicable award agreement.

2024 PSU Awards

The Compensation Committee approved a new structure for the 2024 PSUs designed to reward achievement of rigorous stock price appreciation to increase alignment with shareholder interests and emphasize the importance of EBITDA as a measure of success in both the near and long-term of the business strategy. As such, 50% of the PSUs granted on April 1, 2024 are earned upon approximately 30% stock price appreciation from the date of grant, as measured using a 30-day volume weighted average price as of May 9, 2025 (“Stock Price PSUs”). The other 50% are earned based on meeting and exceeding Adjusted EBITDA measured beginning with the second quarter of fiscal year 2024 through the end of the first quarter of fiscal year 2025 (“AEBITDA PSUs”). The number of PSUs that can be earned ranges from 0% to 200% of target for Stock Price PSUs and 0% to 150% of target for AEBITDA PSUs. Earned shares vest in 3 equal installments with the first installment vesting at the end of the performance period (March 9, 2025) and the other two installments vesting on the second and third anniversaries, respectively. Unearned shares following the stock price close on May 9, 2025 and certification of Q1 2025 financial results are forfeited.

Performance Level	Stock Price PSUs (50%)			Adjusted EBITDA PSUs (50%)
	Stock Price Goal	Performance as % of Target	Percent of PSUs Earned	AEBITDA Goal ($M)	Performance as % of Target	Percent of PSUs Earned

Below Threshold	$16.76	<75%	0%	<$54.0	<80%	0%
Threshold	$16.76	75%	50%	$54.0	80%	50%

Target	$22.35	100%	100%	$67.5	100%	100%
Maximum	$27.94	125%	200%	$84.4	125%	150%

In addition, the potential payment for each metric is capped at the maximum performance level. Achievement levels and payment percentages for performance between the threshold and maximum performance levels are calculated using straight-line interpolation.

The actual number of shares earned subject to the 2024 PSUs will be determined following the stock price close on May 9, 2025 and certification of Q1 2025 financial results, with one-third of earned shares vesting at that time and unearned shares cancelled.

In the event of a change in control of the Company, with respect to the PSU awards, the performance period will be truncated at the change in control date. If performance through the change in control date is measurable, the actual number of units earned will be determined and converted to a time-based RSU award vesting over the remainder of the performance period. If performance through the change in control date is not measurable, the target number of units will be considered earned and converted to a time-based RSU award vesting over the remainder of the performance period. In the event that a Named Executive Officer’s employment is terminated without “cause” or such Named Executive Officer resigns for “good reason” during the one-year period immediately following the change in control of the Company, then the vesting of the time-based RSU awards earned pursuant to the foregoing sentence will be accelerated in full.

2023 Market Growth PSU Awards and EBITDA Margin Awards

Results of 2023 PSU Awards Tied to 2024 Performance (Market Growth and Adjusted EBITDA Margin)

In March 2025, the Compensation Committee reviewed and evaluated our 2024 market growth and adjusted EBITDA as a percentage of net revenue against performance levels set at the time of grant in April 2023 for purposes of the second period of the 2023 PSU Awards. The Committee determined that our actual 2024 revenue growth of 32% exceeded the maximum performance level of market growth plus 6% and our 2024 adjusted EBITDA margin of 15.1% exceeded the maximum performance level set at 10%, both yielding payouts of 200% of the target number of units allocated to the Market Growth and

43

Compensation Discussion and Analysis

EBITDA Margin PSU Awards. Total shares earned for the 2024 period at 200% of target are outlined below.

	2023 Market Growth PSUs: 2024 Performance		2023 EBITDA Margin PSUs: 2024 Performance		Total PSUs Earned for 2024 Performance
Names Executive Officer	Target PSUs (#)	Actual PSUs (#)	Target PSUs (#)	Actual PSUs (#)	Target PSUs (#)	Actual PSUs Earned (#)

Mr. Keirn	1,980	3,960	1,980	3,960	3,960	7,920

Mr. Hanson	2,228	4,455	2,228	4,455	4,455	8,910

For purposes of the Market Growth PSU awards, “market” is defined as NPD+GFK market sell through size for North America, the United Kingdom, France and Germany for all gaming headsets, keyboards and mice.

Results of 2022 PSU Awards Tied to 2024 Performance (Market Growth and Adjusted EBITDA Margin)

In March 2025, the Compensation Committee reviewed and evaluated our 2024 market growth and adjusted EBITDA as a percentage of net revenue against performance levels set at the time of grant in April 2022 for purposes of the third period of the 2022 PSU Awards. The Committee determined that our actual 2024 revenue growth of 32% exceeded the maximum performance level of market growth plus 10%, resulting in 200% of the target shares allocated to the Market Growth PSUs earned. Our 2024 adjusted EBITDA of 15.1% as a percentage of net revenue fell between the target and maximum performance levels set at 14% and 18%, respectively, yielding a payout of 114.1% of target of the EBITDA PSU Awards. Total shares earned for the 2024 period at 157.1% of target are outlined below.

	2022 Market Growth PSUs: 2024 Performance		2022 EBITDA PSUs: 2024 Performance		Total 2022 PSUs Earned for 2024 Performance
Names Executive Officer	Target PSUs (#)	Actual PSUs Earned (#)	Target PSUs (#)	Actual PSUs (#)	Target PSUs (#)	Actual PSUs (#)

Mr. Keirn	2,380	4,760	2,380	2,716	4,760	7,476

Mr. Hanson	2,720	5,440	2,720	3,104	5,440	8,544

Deferred Stock Award for Mr. Keirn in Connection with Interim CEO Service

In connection with his appointment as our Interim CEO in July 2023, the Compensation Committee agreed to grant Mr. Keirn a deferred stock award, subject to the terms and conditions of the 2023 Stock Plan and pursuant to the terms and conditions set forth in the written agreement evidencing the award. Under the terms of the deferred stock award, Mr. Keirn received shares of our Common Stock in an amount equal to $10,000 per month for each month that he served as Interim CEO, prorated for any partial month of service and calculated on a monthly basis by using the 30-day average of the closing price of shares of our Common Stock as reported on the Nasdaq Global Market immediately prior to and including the last calendar day of the applicable month of service. Such deferred stock became vested and payable when we appointed Mr. Keirn as our permanent CEO.

During 2024, the Compensation Committee granted Mr. Keirn the following deferred stock awards for service during January through the first half of March 2024:

Calendar Month	Number of Deferred Shares Granted

January 2024	928

February 2024	868

March 2024	407

Total	2,203

As a result of Mr. Keirn’s appointment as our CEO on March 13, 2024, a total of 8,094 deferred shares of our Common Stock that were granted to Mr. Keirn from July 2023 through March 2024 vested in full.

The equity awards granted to our Named Executive Officers during 2024 are set forth in the “2024 Summary Compensation Table” and the “2024 Grants of Plan-Based Awards Table” below.

2025 Proxy Statement	44

Compensation Discussion and Analysis

Executive Officer Transitions

On January 24, 2025, Mr. Hanson ceased serving as the Company’s Chief Financial Officer and Treasurer, principal accounting officer and principal financial officer, effective as of February 3, 2025 (the “Hanson Transition Date”). In connection with Mr. Hanson’s departure, the Company and Mr. Hanson entered into an Employment Transition Letter Agreement (the “Hanson Transition Agreement”), as disclosed in our Current Report on Form 8-K filed with the SEC on January 27, 2025. Full details regarding Mr. Hanson’s departure and Mr. Weinswig’s hiring will be provided in next year’s proxy statement.

Health and Welfare Benefits

Our Named Executive Officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include, but are not limited to, medical, dental, and vision insurance, group life insurance, an employee assistance program, health savings and flexible spending accounts, advocacy resources, short-term and long-term disability insurance and supplemental insurance. We also provide vacation and other paid holidays to all employees, including our Named Executive Officers.

We maintain a Section 401(k) retirement savings plan (the “Section 401(k) Plan”) for the benefit of our eligible employees, including our Named Executive Officers, under which participants are permitted to contribute a percentage of their compensation on a pre-tax basis, subject to limits in the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Our executive officers are eligible to participate in the Section 401(k) Plan on the same basis as our other employees.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

Currently, we do not provide perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees. In 2024, none of our Named Executive Officers received perquisites or other personal benefits in amounts equal to or greater than $10,000.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Other Compensation Policies

Hedging and Pledging Restrictions

Under our Securities Trading Policy, our employees (including our executive officers) and the non-employee members of our Board are prohibited from engaging in the following transactions:

•

Short Sales. Short sales of our securities, unless part of an approved hedging transaction as described below. In addition, Section 16(c) of the Exchange Act prohibits our executive officers and the non-employee members of our Board from engaging in short sales.

•	Publicly-Traded Options. Transactions in put options, call options or other derivative securities of the Company on an exchange or in any other organized market.

•

Hedging Transactions. Hedging or monetization transactions through a number of possible mechanisms, including financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, unless approved in advance by our Compliance Officer.

•

Margin Accounts and Pledges. Holding our securities in a margin account where such securities could be sold to meet a margin call or pledging such securities as collateral for a loan, unless subject to advance written approval by our Compliance Officer.

Compensation Recoupment (“Clawback”) Policies

In the event that we are required to restate our financial statements due to material non-compliance with any financial reporting requirements under the federal securities laws, our Board will take such action as it deems necessary to remedy the misconduct, prevent its recurrence, and, if appropriate based on all relevant facts and circumstances, take remedial action against any responsible employee or executive officer in a manner it deems appropriate.

45

Compensation Discussion and
Analysis

Under the Executive Management Compensation Recoupment and Clawback Provision of our Code of Conduct, our Board will, to the fullest extent permitted by governing law, and as our Board deems necessary and appropriate, require reimbursement of any bonus or incentive compensation awarded to an executive officer or employee or effect the cancellation of unvested restricted, deferred stock awards previously granted to the executive officer or employee if and to the extent that: (i) the amount of the bonus, incentive compensation, or stock award was calculated based upon the achievement of certain financial results that would not have been met had the financial results been properly reported, (ii) the executive officer or employee engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the bonus, incentive compensation, or stock award that would have been awarded to the executive officer or employee had the financial results been properly reported would have been lower than the amount actually awarded.
Effective December 1, 2023, the Board adopted the Compensation Recoupment Policy (the “
Mandatory Clawback Policy
”), based upon the recommendation of the Compensation Committee. The Mandatory Clawback Policy is designed to comply with Section 10D of the Exchange Act, the rules promulgated thereunder and applicable Nasdaq listing standards and applies to current and former Executive Officers (as defined in the Mandatory Clawback Policy). Pursuant to the Mandatory Clawback Policy, in the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under applicable securities laws, the Company will recover erroneously awarded Incentive-Based Compensation (as defined in the Mandatory Clawback Policy) from its Executive Officers. The Mandatory Clawback Policy was filed with the SEC on March 13, 2024 as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Effective April 15, 2025, the Board adopted a General Compensation Clawback Policy (the “
Discretionary Clawback Policy
”) applicable to all executive officers, employees with the title of vice president in charge of a principal business unit, division, or function and other officers performing policy-making functions. Pursuant to the Discretionary Clawback Policy, the Company may recover incentive-based and other compensation, excluding salary but including any equity-based compensation that vests based solely based on the passage of time, from such executive officers and employees in the event they cause or contribute to an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws or engaged in misconduct.
Equity Award Grant Policy
The Compensation Committee has adopted a policy to facilitate compliance with applicable legal, accounting and tax requirements in connection with the grant of equity awards, including, but not limited to, stock options and RSU awards. Generally, the Compensation Committee expects annual equity awards to be granted to certain current employees in the month of April each year (the “
Annual Grants
”), consistent with past practice. In addition, the Compensation Committee will seek to grant all equity awards other than Annual Grants on the 16th day of the second month of each calendar quarter (a “
Target Grant Date
”) and will generally avoid doing so during the period starting 14 days prior to the date of the public issuance of any press release disclosing our results of operation and financial condition and ending 10 days after such date (the “
Limited Period
”). Notwithstanding the foregoing, if a Target Grant Date falls within a Limited Period, the applicable equity awards will still be granted on the Target Grant Date unless our General Counsel or Chief Compliance Officer determines that circumstances would render it advisable to delay the grant of the awards until after the end of the Limited Period.
Stock Ownership Guidelines
We maintain stock ownership guidelines for the
non-employee
members of our Board and our CEO. Under the guidelines, our CEO must own shares of our Common Stock and vested awards with a value equal to three times his annual base salary within five years of appointment. Mr. Keirn has the last trading date of 2029 to achieve this guideline. Additional information on stock ownership guidelines for the non-employee
members of our Board can be found under “
Director Compensation
”.

2025 Proxy Statement	46

Compensation Discussion and Analysis

Risks Related to Our Compensation Policies and Practices
The Compensation Committee is responsible for reviewing the Company’s compensation policies and practices to assess whether they lead to excessive risk-taking behavior. In connection with such review, the management team performed a risk assessment of our executive and employee incentive and equity compensation programs and governance practices. The purpose of this review was to determine whether such programs might encourage excessive risk-taking behavior that could be reasonably likely to have a material adverse effect on the Company.
Management’s assessment of 2024 compensation policies and practices took into consideration many factors, including but not limited to:

•	Compensation philosophy;

•	Pay mix;

•	Performance measures (non-sales plans);

•	Goal setting and payout formula (non-sales plans);

•	Payment and timing adjustments (non-sales plans);

•	Sales commission plans;

•	Equity incentive structure and policies;

•	Risk mitigators (ownership guidelines, clawback policies, Securities Trading Policy, etc.);

•	Controls; and

•	General governance and other Compensation Committee charter items.
Compensia, the Committee’s independent compensation consultant, reviewed management’s assessment and agreed with the findings. The Compensation Committee then reviewed the findings and concluded that the Company’s compensation policies and practices do not provide incentives
to take risks that could be reasonably likely to have a material adverse effect on the Company.

47

Compensation Discussion and Analysis

Tax and Accounting Considerations

The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.

Deductibility of Executive Compensation

Under Section 162(m) of the Code, compensation paid to our “covered executive officers” (which include our CEO and CFO), and except for certain “grandfathered” arrangements, will not be deductible to the extent it exceeds $1 million. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

2025 Proxy Statement	48

Compensation Committee Interlocks and Insider Participation

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Michelle D. Wilson served as a member and chair of the Compensation Committee through June 11, 2024. Elizabeth B. Bush was appointed to the Compensation Committee effective July 24, 2024. Julia W. Sze served as a member of the Compensation Committee during all of fiscal year 2024. William Wyatt served as a member of the Compensation Committee during all of fiscal year 2024 and as chair of the Compensation Committee since July 24, 2024. None of such persons is or was formerly an officer of the Company. During 2024, no interlocking relationships existed between any member of the Company’s Board or Compensation Committee and any member of the board of directors or compensation committee of any other company.

49

Compensation Committee Report

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on such review and discussion, our Compensation Committee recommended to the full Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

COMPENSATION COMMITTEE

William Wyatt, Chair

Elizabeth B. Bush

Julia Sze

2025 Proxy Statement	50

Executive Compensation

EXECUTIVE COMPENSATION

The following tables provide information regarding the compensation of our Named Executive Officers for 2024, 2023, and 2022.

2024 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary $(1)	Stock Awards $(2)	Option Awards $	Non-Equity Incentive Plan Compensation $(3)	All Other Compensation $(4)	Total ($)

Cris Keirn(5)	2024	$477,769	$1,525,522	$0	$394,540	$51,657	$2,449,488

Chief Executive Officer	2023	$390,000	$ 460,658	$0	$313,746	$49,078	$1,213,482

John T. Hanson	2024	$410,192	$ 500,398	$0	$229,664	$31,664	$1,171,918

Chief Financial Officer and Treasurer	2023	$389,615	$ 450,900	$0	$256,169	$30,235	$1,126,919
	2022	$375,000	$ 972,884	$0	$117,366	$27,210	$1,492,460

(1)	Reflects total cash salary paid to each Named Executive Officer during each calendar year.

(2)

Amounts shown in this column do not reflect actual compensation received by the Named Executive Officers. The “Stock Awards” column reports the grant date fair value of stock awards, which for 2024 included a PSU award, a RSU award and deferred stock awards for Mr. Keirn, in accordance with the provisions of ASC 718 for awards granted during the applicable year and assume no forfeiture rate derived in the calculation of the grant date fair market value. Assumptions used in calculating the value of stock awards are included in Note 9 in the notes to our financial statements included in our most recent Annual Report on Form 10-K. As the PSU awards granted in 2024 are subject to performance conditions, the amount reported in the table above reflects the value at grant date based upon the probable outcome of such conditions as of the grant date. Assuming the maximum performance level was probable on the grant date, the grant date fair value for the PSU awards would have been $1,839,635 for Mr. Keirn and $613,202 for Mr. Hanson. See “Compensation Discussion and Analysis-Results of 2022 and 2023 PSU Awards Tied to 2024 Performance” for the year 3 and year 2 vesting amounts of PSU awards granted in 2022 and 2023, respectively. Amounts shown in the “Stock Awards” column for Mr. Keirn include deferred stock awards provided to Mr. Keirn while he served as Interim CEO. See “Compensation Discussion and Analysis- Deferred Stock Award for Mr. Keirn in Connection with Interim CEO Service”

(3)	Amounts reflect actual payouts under the 2024 Bonus Plan.

(4)

The amounts reported in the “All Other Compensation” column include the employer portion of payments pursuant to the Company’s medical and dental plans and matching of 401(k) contributions available to all employees.

(5)	Mr. Keirn began serving as the Company’s Interim CEO and SVP Global Sales on July 1, 2023 and later became the CEO on March 13, 2024.

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Executive Compensation

Grants of Plan-Based Awards Table

The following table sets forth each grant made to our Named Executive Officers in 2024 under the plans established by the Company in the amounts granted on such dates.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Cris Keirn	4/5/2024	216,125	475,000	712,500
	4/1/2024				30,576	61,153	107,017		$1,051,220
	4/1/2024							26,208	$449,991
	1/31/2024							928	$10,551
	2/29/2024							868	$9,270
	3/13/2024							407	$4,489
John T. Hanson	4/5/2024	125,808	276,500	414,750
	4/1/2024				10,192	20,384	35,672		$350,401
	4/1/2024							8,736	$149,997

(1)

These columns consist of the annual cash bonus opportunities for 2024 payable pursuant to the terms of the 2024 Bonus Plan. See the “Compensation Discussion and Analysis” for a description of the 2024 Bonus Plan and the “2024 Summary Compensation Table” above for the actual amounts earned and/or paid out under the 2024 Bonus Plan.

(2)

These columns reflect the threshold, target, and maximum number of units payable under the PSU awards granted on April 1, 2024. For purposes of the threshold number of units payable under the PSU awards, the number of units was determined based on 50% of the target number of units. For purposes of the maximum number of units payable under the PSU awards, the number of units was determined based on 175% of the target number of units. See the “Compensation Discussion and Analysis” for a description of the performance metrics applicable to the PSU awards granted in 2024. The actual payout amounts depend on the satisfaction of the performance metrics over the applicable performance period. Grant date values are determined in accordance with ASC Topic 718.

(3)	This column reflects the number of time-based RSUs granted to our Named Executive Officers and deferred stock awards granted to Mr. Keirn in 2024.

(4)	Grant date values are determined in accordance with ASC Topic 718. See the “Compensation Discussion and Analysis” for further discussion of the RSUs and deferred stock granted in 2024.

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Executive Compensation

2024 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents information regarding all outstanding equity awards held by each of our Named Executive Officers on December 31, 2024.

		Options Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Options Exercisable (#)(1)	Number of Securities Underlying Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)		Market Value of Shares or Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Cris Keirn	4/1/2019	19,167	0	$12.10	4/1/2029
	4/1/2020	12,605	0	$5.95	4/1/2030
	4/1/2021					4,500	(2)	$77,895
	4/1/2022					10,500	(3)	$181,755
	4/1/2023					21,000	(4)	$363,510
	4/1/2024					26,208	(5)	$453,660
	4/1/2022								4,760	(6)	$82,396
	4/1/2023								8,040	(6)	$139,172
	4/1/2024								30,576	(6)	$529,271
John T. Hanson	11/13/2017	2,696	0	$2.04	11/13/2027
	4/11/2018	29,391	0	$3.12	4/11/2028
	4/1/2019	14,167	0	$12.10	4/1/2029
	4/1/2020	33,320	0	$5.95	4/1/2030
	4/1/2021					4,500	(2)	$77,895
	4/1/2022					12,000	(3)	$207,720
	4/1/2023					23,625	(4)	$408,949
	4/1/2024					8,736	(5)	$151,220
	4/1/2022								5,440	(6)	$94,166
	4/1/2023								9,045	(6)	$156,569
	4/1/2024								10,192	(6)	$176,424

(1)

These options were all vested and exercisable as of December 31, 2024. Under the terms of the Hanson Transition Agreement, Mr. Hanson’s options are only exercisable through the earlier of (x) the then-remaining term pursuant to the terms of each option or (y) the first anniversary of his Separation Date (as defined in the Hanson Transition Agreement);

(2)	As of December 31, 2024, these RSU awards vest in equal annual installments until April 1, 2025.

(3)	As of December 31, 2024, these RSU awards vest in equal annual installments until April 1, 2026.

(4)	As of December 31, 2024, these RSU awards vest in equal annual installments until April 1, 2027.

(5)	As of December 31, 2024, one-quarter of these RSU awards will vest on April 1, 2025, with the remainder of the RSU awards vesting in equal annual installments until April 1, 2028.

(6)

Amounts related to PSU awards granted in 2022 reflect the third tranche of the three-year performance period commencing January 1, 2022, and amounts related to the PSU awards granted in 2023 reflect the second and third tranches of the three-year performance period commencing January 1, 2023. Earned shares related to the 2022 and 2023 PSU awards vested April 1, 2025. Amounts related to the PSU awards granted in 2024 are subject to a 13-month performance period, which commenced on April 1, 2024 and ends May 9, 2025. The amounts shown assume target performance (100%) is achieved for the awards granted in 2022 and 2023 and threshold performance (50%) is achieved for the awards granted in 2024. The market value is based on the closing market price of our Common Stock on December 31, 2024 ($17.31 per share). The actual payout values will depend, among other things, our actual performance through the end of the applicable performance periods and our future stock price.

53

Executive Compensation

2024 Option Exercises and Stock Vested Table

The following table sets forth information concerning each exercise of stock options and the vesting of restricted stock by our Named Executive Officers during 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)

Cris Keirn	—	—	46,253	$744,467

John T. Hanson	—	—	41,185	$707,146

(1)	Reflects options exercised during 2024.
(2)	Amount calculated by determining the difference between the market price of the underlying options at exercise and the exercise price of the options.
(3)	Reflects vesting and payment of PSUs and RSUs granted in 2020 – 2023 as well as vesting of deferred stock awards granted Mr. Keirn in 2023 and 2024, which vested March 13, 2024.
(4)	Amount calculated using the closing price per share of our stock on the applicable vesting dates.

CEO Pay Ratio

SEC rules require us to disclose the annual total compensation of our PEO for 2024, the median of the annual total compensation of all our employees other than our PEO, as well as their ratio to each other (the “CEO Pay Ratio”). During 2024, Mr. Keirn served as our Interim CEO until March 13, at which date he was formally appointed to the CEO role. The annual total compensation for Mr. Keirn, and for the median of the annual total compensation of all employees is calculated in accordance with SEC rules applicable to the 2024 Summary Compensation Table. For 2024, these amounts were as follows:

•	Our PEO’s annual total compensation: $2,449,488

•	Our median compensated employee’s annual total compensation: $130,120

•	CEO Pay Ratio: 19 to 1

Since there has been no change in our employee population or employee compensation arrangements in the past fiscal year that we reasonably believe would result in a significant change to our pay ratio disclosure, we have elected to use the same median employee that was identified for 2022 to calculate our fiscal year 2023 CEO pay ratio and our fiscal year 2022 CEO pay ratio, as allowed by Item 402(u) of Regulation S-K.

The methodology used to identify our median employee for fiscal year 2022 was based on annual total compensation paid and we chose December 31, 2022 as the determination date. On the determination date, we had 269 employees, of which 245 were full-time salaried employees, with the remaining being contract employees. We annualized compensation of employees who were not employed with us for the full year. For our consistently applied compensation measure we used regular earnings paid in 2022, with compensation converted to U.S. dollars using the average exchange rate over 2022 for employees outside of the United States. In determining our median compensated employee and calculating the CEO Pay Ratio, we did not use any of the exemptions permitted under SEC rules.

We calculated the annual total compensation of our median employee in the same manner that we calculated the total compensation of our CEO for purposes of the 2024 Summary Compensation Table. This annual total compensation amount for our median employee was then compared to the annual total compensation of our CEO (as required by Item 402(c)(x) of Regulation S-K) to determine the pay ratio.

We believe that the CEO Pay Ratio set forth above is a reasonable estimate, determined in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the CEO Pay Ratio based on that employee’s annual total compensation permit companies to adopt a variety of methodologies, to apply certain exemptions and to make certain assumptions, adjustments, or estimates that reflect their compensation policies. Accordingly, the CEO Pay Ratio may not be comparable to the pay ratios reported by other companies, which may have used different methodologies, assumptions, adjustments, or estimates in calculating their pay ratios.

Employment Arrangements with Named Executive Officers

Cris Keirn – Chief Executive Officer

On March 13, 2024, the Company entered into the Keirn Employment Agreement, which has an initial term of three (3) years,

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Executive Compensation

with an automatic extension annually thereafter unless either Mr. Keirn or the Company chooses to opt-out of such automatic extension (the “Term”). Pursuant to the Keirn Employment Agreement, Mr. Keirn receives (i) an annual base salary of $475,000 and (ii) is eligible to earn an annual performance bonus of up to 100% of his annual salary based on meeting performance goals set by the Board. On April 1, 2024, Mr. Keirn was granted the following initial equity awards under the 2023 Stock Plan: (i) PSUs with a grant date fair market value equal to $1,050,00; and (ii) RSUs with a grant date fair value equal to $450,000.

John T. Hanson – Former Chief Financial Officer

As of December 31, 2024, we did not have a formal written employment agreement with Mr. Hanson, our former Chief Financial Officer. However, the terms and conditions of Mr. Hanson’s employment were set forth in an employment offer letter. Such offer letter did not have a specific term and provided for “at will” employment (meaning that either we or Mr. Hanson may have terminated the employment relationship at any time without cause).

The Keirn Employment Agreement provides, and Mr. Hanson’s employment offer letter provided, for post-employment severance payments and benefits in the event of certain terminations of employment, including in connection with a change in control of the Company, as more fully described in “Post-Employment Compensation Arrangements” below. The Compensation Committee believes that these severance payments and benefits provide an incentive to the Named Executive Officers to remain with the Company and serve to align the interests of the Named Executive Officers with the interests of our stockholders, including in the event of a potential acquisition of the Company.

In addition, each Named Executive Officer has agreed to refrain from competing with us or soliciting our employees or customers for a specified period following his termination of employment.

For detailed descriptions of the employment arrangements with our Named Executive Officers, see “Post-Employment Compensation Arrangements” and “Potential Payments upon Termination or Change in Control” below.

Post-Employment Compensation Arrangements

Severance and Change in Control Arrangements

In connection with the termination of Mr. Keirn’s employment (x) by the Company other than for Cause (as defined in the Keirn Employment Agreement), (y) by Mr. Keirn for Good Reason (as defined in the Keirn Employment Agreement) or (z) as a result of the Company’s election not to extend the Term, Mr. Keirn will be entitled to the following severance benefits, subject to his execution and non-revocation of a general release of claims in favor of the Company: (i) a pro-rated annual performance bonus; (ii) continued payment of his base salary for 12 months (provided that such amount would be increased to two (2) times his annual base salary and paid in a lump sum if such termination of employment occurs within six (6) months following a Change in Control (as defined in the 2023 Stock Plan)); (iii) full vesting of time-based vesting equity awards and pro-rata vesting of any performance-based vesting equity awards based on actual performance; and (iv) subject to (A) his timely election of continuation coverage under COBRA and (B) his continued copayment of premiums at the same level and cost to him as if he were an employee of the Company, continued participation in the Company’s group health plan for a period of 12 months.

The employment offer letter with Mr. Hanson provided for certain payments in the event of specified involuntary terminations of employment (including a termination of employment by us “without cause” or a resignation of employment by Mr. Hanson for “good reason” (as such terms are defined in Mr. Hanson’s employment offer letter (each, a “qualifying termination”)), including in connection with a change in control of the Company. Pursuant to his offer letter, if Mr. Hanson had a qualifying termination, Mr. Hanson would have been entitled to continued annual salary for a period of six (6) months and a pro-rata bonus for the fiscal year in which termination occurs.

In connection with Mr. Hanson ceasing to serve as the Company’s Chief Financial Officer and Treasurer, effective as of the Hanson Transition Date, the Company and Mr. Hanson entered into the Hanson Transition Agreement, pursuant to which, among other things, Mr. Hanson will serve as a senior adviser and provide transition services as requested by the Company for a period of up to six months (the “Transition Period”) to facilitate an effective transition of his job responsibilities to his successor. In consideration for such services, Mr. Hanson will receive (i) continued payment of his base salary through the end of the Transition Period, subject to his continued employment, (ii) continued eligibility to participate in the Company’s medical, dental and life insurance benefit plans through the end of the Transition Period, subject to continued employment, (iii) a payment in respect of his annual bonus for the 2024 calendar year, based on actual results for such year, and (iv) continued vesting of certain outstanding equity awards and continued exercisability of certain outstanding options, in each case as set forth in the Hanson Transition Agreement.

55

Executive Compensation

The applicable provisions of the Keirn Employment Agreement provide, and Mr. Hanson’s employment offer letter provided, reasonable compensation in the form of severance pay and certain limited benefits to the applicable Named Executive Officer if he leaves our employ under certain circumstances to facilitate his transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing Named Executive Officer to sign a separation agreement and release of claims in a form and with terms acceptable to us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits.

In November 2021, we entered into letter agreements with Messrs. Keirn and Hanson to grant them participation in our Amended and Restated Retention Plan (the “Amended Retention Plan”) as “Extended Participants” (as defined under the Amended Retention Plan), if their employment is terminated by us without “cause” or if they terminate employment for “good reason” during the one-year period following a “change in control” of the Company (the “CIC Protection Period”). However, if Messrs. Keirn and Hanson are entitled to severance payments and benefits under their employment agreement or offer letter, then they will only be entitled to the larger benefit for each of the items above as between the severance benefits in such employment agreement or offer letter and under the Amended Retention Plan, but not both.

Under the change in control and severance provisions in the Keirn Employment Agreement and Mr. Hanson’s employment offer letter, all payments and benefits in the event of a change in control of the Company are payable only if there is a connected loss of employment by a Named Executive Officer (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

We do not use excise tax payments, or “gross ups”, relating to a change in control of the Company and have no such obligations in place with respect to any of our executive officers, including our Named Executive Officers.

We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executive officers. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when formulating and making its decisions with respect to the annual compensation for our Named Executive Officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

For detailed descriptions of the post-employment compensation arrangements with our Named Executive Officers, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments upon Termination or Change in Control” below.

Potential Payments Upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other benefits that would vest or otherwise accelerate vesting at, following, or in connection with a qualifying termination.

For each Named Executive Officer, the payments and benefits detailed in the tables below are in addition to any payments and benefits under our plans and arrangements that are offered or provided generally to all salaried employees on a non-discriminatory basis and any accumulated vested benefits for each Named Executive Officer, including any in-the-money stock options vested as of December 31, 2024 (which are set forth in the 2024 Outstanding Equity Awards at Fiscal Year-End Table). The tables assume that employment termination and/or the change in control occurred on December 31, 2024 and a valuation of our Common Stock based on its closing market price per share on December 31, 2024 (the last trading day of 2024) of $17.31 per share. The tables also assume that each Named Executive Officer will take all action necessary or appropriate for such Named Executive Officer to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described above.

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Executive Compensation

A description of some elements of the plans, arrangements, and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis” above. The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

Name	Base Salary Continuation(1)	Bonus Continuation(2)	Benefit Continuation(3)	Equity Awards(4)	Total
Cris Keirn(5)
Qualifying Termination other than within CIC Protection Period	$475,000	$475,000	$44,757	$1,492,645	$2,487,402
Qualifying Termination within CIC Protection Period	$950,000	$475,000	$44,757	$2,356,947	$3,826,704
John T. Hanson
Qualifying Termination other than within CIC Protection Period	$197,500	$276,500	$ —	$ —	$ 474,000
Qualifying Termination within CIC Protection Period	$395,000	$276,500	$31,664	$1,449,366	$2,152,530

(1)

The Base Salary Continuation amounts for Mr. Keirn and Mr. Hanson assume base salary amounts in effect on December 31, 2024, payable over the severance period applicable for the Named Executive Officer. The severance periods for qualifying terminations occurring other than within the CIC Protection Period are 12 months and 6 months for Mr. Keirn and Mr. Hanson, respectively. For Mr. Hanson, the severance period for qualifying terminations occurring within the CIC Protection Period is 12 months. If Mr. Keirn has a qualifying termination within 6 months following a Change in Control (as defined in the 2023 Stock Plan) the severance amount is increased to 2 times Mr. Keirn’s annual base salary and paid in a lump sum within 10 days following the date of termination, rather than in the form of base salary continuation

(2)	The Bonus Continuation amounts for each of Mr. Keirn and Mr. Hanson are determined based on 100% of Mr. Keirn’s and Mr. Hanson’s target bonuses as of December 31, 2024.

(3)	The Benefit Continuation amount for Mr. Keirn assumes an estimated cost of $3,730 per month, payable over the 12-month severance period for Mr. Keirn.

(4)

The Equity Awards amount for Mr. Keirn and Mr. Hanson assume that the vesting of all unvested RSUs and PSUs will be accelerated as of the termination date for all qualifying terminations occurring within the CIC Protection Period. In the event of a qualifying termination of Mr. Keirn’s employment other than within the CIC Period, the number of PSUs vesting would be determined based on actual performance. The value for RSUs and PSUs is calculated by multiplying the number of unvested shares that would be subject to accelerated vesting by the price per share of our Common Stock of $17.31 on December 31, 2024.

(5)	The amounts in this table for Mr. Keirn reflect payments under the Keirn Employment Agreement.

Policies and Practices Related to the Grant of Certain Equity Awards Close In Time to the Release of Material Nonpublic Information

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board and the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

57

ITEM 4 - Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

ITEM 4 - ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As described in Item 3 above, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this Item 4 affords stockholders the opportunity to cast an advisory vote on how often we should include a proposal for stockholders to vote on Say-on-Pay in our proxy materials for future annual stockholder meetings or any special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting. Under this Item 4, stockholders may cast their advisory vote to conduct advisory votes on executive compensation every “1 YEAR,” “2 YEARS,” or “3 YEARS,” or “Abstain.”

Our stockholders voted on a similar proposal in 2019 with the majority voting to hold the Say-on-Pay vote every year. Our Board and Compensation Committee believe that Say-on-Pay advisory votes should be conducted each year so that our stockholders may express their views on our executive compensation program and the Compensation Committee can consider such views in its compensation planning for the fiscal year following the Say-on-Pay advisory vote.

The Board recommends that on Item 4 you vote for every “1 YEAR” as the frequency of future non-binding, advisory votes on the executive compensation of our Named Executive Officers.

As an advisory vote, this item is not binding on the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders and will consider the outcome of the vote when making a decision regarding the frequency of conducting a Say-on-Pay vote.

It is expected that the next Say-on-Pay frequency vote will occur at the 2031 annual meeting of stockholders.

The Board unanimously recommends a vote to conduct future Say-on-Pay votes every 1 YEAR.

2025 Proxy Statement	58

ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

ITEM 5 - APPROVAL OF AMENDMENT TO 2023 STOCK-BASED INCENTIVE COMPENSATION PLAN

Introduction

This is a proposal to approve an amendment (the “Stock Plan Amendment”) to the Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan (the “2023 Stock Plan”) to increase the number of shares available thereunder.

If stockholders approve the Stock Plan Amendment, the Stock Plan Amendment will become effective upon the date of the Annual Meeting (i.e., June 3, 2025).

Summary of Material Changes Being Made to the Plan

The Stock Plan Amendment will make the following material changes to the 2023 Stock Plan:

Increase in Authorized Shares	Increase the number of shares authorized for issuance under the 2023 Stock Plan by 1,510,000 additional shares.
Update to Limit on Shares Granted as Incentive Stock Options	Update the maximum number of shares of Common Stock available for awards that are intended to be incentive stock options.

Purpose of Share Reserve Increase

As of April 11, 2025, a total of 128,765 shares of our Common Stock remained available for future grants under the 2023 Stock Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. We consider the 2023 Stock Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the Company and our stockholders. Based on our expected future share usage, we estimate that the addition of 1,510,000 shares will provide us with a sufficient reserve for two to three years of grants of stock awards.

The table below shows the stock awards that were outstanding under the 2023 Stock Plan as of April 11, 2025. On April 11, 2025, the closing sale price of a share of the Company’s Common Stock on The Nasdaq Global Market was $11.55.

Shares underlying outstanding stock options (#)	Weighted average exercise price per share ($)	Weighted average remaining term	Shares underlying Full Value Awards	Shares available for future grant

607,214	$9.75	4.35	1,101,896	128,765

Burn Rate and Equity Overhang

The Compensation Committee regularly reviews our burn rate (as defined under “Compensation Discussion and Analysis – Long-Term Incentive Compensation”) and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution. The table below shows our burn rate and equity overhang activity relating to equity grants under the 2023 Stock Plan for the last three fiscal years.

Element	2024	2023	2022	Average

Granted	385,066	682,533	673,715	580,438

Weighted Average Common Shares Outstanding	20,021,566	17,135,097	16,450,424	17,869,029

Burn Rate	1.92%	3.98%	4.10%	3.25%

Outstanding	1,496,667	1,969,066	2,692,665	2,052,799

Common Shares Outstanding	19,961,696	17,531,702	16,569,173	18,020,857

Overhang	7.50%	11.23%	16.25%	11.39%

59

ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

The table below shows the number of options and full value awards granted and earned in each of the last three years.

Fiscal Year	Time-Based Option Awards Granted	Time-Based Restricted Stock Awards Granted	Performance- Based Restricted Stock Awards Granted

2024	—	213,673	171,393

2023	—	519,533	163,000

2022	—	506,715	167,000

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Item 5 proposal include embedded assumptions which are highly dependent on the public trading price of our Common Stock and other factors, which we do not control, as well as various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.

Best Practices

The 2023 Stock Plan includes a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees and other service providers and stockholders’ interests. These provisions include, but are not limited to, the following:

•

No Liberal Share Recycling. The following shares may not be added back to the pool of shares available for issuance under the 2023 Stock Plan: (i) any shares used in payment upon exercise of stock options or stock-settled stock appreciation rights (“SARs”); (ii) any shares withheld or surrendered for the payment of taxes relating to any award; and (iii) shares purchased on the open market with proceeds from the exercise of stock options. If any outstanding awards are settled in cash, the shares underlying such awards will again become available for issuance under the 2023 Stock Plan.

•

Double-Trigger Vesting Upon a Change in Control. The 2023 Stock Plan provides for double-trigger equity vesting in the event of a Change in Control (as defined in the 2023 Stock Plan), which generally means that if outstanding awards under the 2023 Stock Plan are replaced by the acquirer or related entity in a Change in Control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but rather vesting would accelerate generally only if the participant is terminated without cause within 12 months following the Change in Control.

•

Minimum Vesting Requirements. The 2023 Stock Plan establishes a minimum vesting requirement—any awards granted under the 2023 Stock Plan generally may not vest over a period of less than one year from the grant date. This minimum vesting schedule will not apply in the case of (i) Substitute Awards (as defined below) or (ii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. This minimum vesting schedule also does not apply for up to 5% of the shares authorized under the 2023 Stock Plan, subject to adjustments permitted by the 2023 Stock Plan.

•

Annual Limits on Awards, Including Awards to Non-Employee Directors. The maximum aggregate number of shares relating to awards made to a non-employee director in any calendar year cannot exceed 250,000 shares of Common Stock. The 2023 Stock Plan also limits the maximum number of shares that may be granted during any one calendar year to any individual participant (other than a non-employee director) to 500,000 shares.

•

Explicit “No Repricing” Provisions. Subject to certain adjustment provisions, the 2023 Stock Plan expressly provides that the terms of stock options or SARs may not be amended or replaced, without stockholder approval, to (i) reduce the exercise or base price of outstanding options or SARs, (ii) cancel outstanding options or SARs in exchange for options or SARs with a lowered exercise or base price, or (iii) replace outstanding options or SARs in exchange for other awards or cash at a time when the exercise price of such options or SARs is higher than the fair market value of a share of Common Stock.

•

Clawback/Recoupment Provision. The 2023 Stock Plan includes a “clawback” or recoupment provision, which provides that awards will be subject to cancellation or forfeiture pursuant to any clawback, recoupment or similar policy required by law or otherwise adopted by the Board. We have a compensation recoupment policy applicable to all executive officers that provides for the mandatory recovery, in the event of an accounting restatement, of erroneously awarded incentive-based compensation received by executive officers to the extent the compensation was awarded

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ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

based on the attainment of a financial reporting measure. We also have a general compensation clawback policy applicable to all executive officers, certain employees with the title of vice president and certain other officers that provides for the discretionary recovery of incentive-based and other compensation, excluding salary but including any time-based vesting equity-based compensation, in the event such employee caused or contributed to an accounting restatement or engaged in misconduct.

•

No Discounted Stock Options or SARs. The 2023 Stock Plan requires that stock options and SARs must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted.

•

No Liberal Change in Control Definition. The 2023 Stock Plan defines Change in Control based, in part, on the transaction actually occurring, rather than the announcement or stockholder approval of the transaction.

•	No Tax Gross-Ups. The 2023 Stock Plan does not provide for any tax “gross-ups.”

Board Approval of the Stock Plan Amendment

On April 15, 2025, our Board approved the Stock Plan Amendment, subject to approval from our stockholders at the Annual Meeting. Our Named Executive Officers and directors have an interest in this proposal because they are eligible to receive plan awards for their contributions to our success and the growth in the value of our Common Stock.

Summary of the 2023 Stock Plan

The following is a summary of the principal purposes and provisions of the 2023 Stock Plan, which is qualified in its entirety by reference to the complete text of the 2023 Stock Plan, a copy of which was filed as Exhibit 10.5 to our Annual Report on Form 10-K for the year ended December 31, 2024. To the extent the description below differs from the text of the 2023 Stock Plan, the text of the 2023 Stock Plan controls.

Purpose. The purpose of the 2023 Stock Plan is to assist the Company, its subsidiaries and affiliates in attracting and retaining valued employees, consultants, and non-employee directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of our Common Stock by such participants.

Administration. The 2023 Stock Plan is administered by the Compensation Committee. The Compensation Committee’s powers regarding the 2023 Stock Plan include the ability to: (i) select the employees, consultants and non-employee directors who will receive awards under the 2023 Stock Plan; (ii) determine the type or types of awards to be granted to each participant; (iii) determine the number of shares of Common Stock to which an award will relate and the terms and conditions of any award granted under the 2023 Stock Plan, including restrictions as to vesting, transferability or forfeiture, exercisability or settlement; (iv) determine whether, to what extent, and under what circumstances an award may be canceled, forfeited, or surrendered; (v) determine the achievement of any applicable performance goals; (vi) adopt necessary rules and regulations to administer the 2023 Stock Plan; and (vii) construe and interpret the 2023 Stock Plan and make all other determinations as it may deem necessary or advisable for the administration of the 2023 Stock Plan. The Compensation Committee may delegate its authority under the 2023 Stock Plan, consistent with the terms thereof and applicable law.

Eligibility. All management-level and above employees and consultants of the Company, its subsidiaries and affiliates and all non-employee members of our Board are eligible to receive awards under the 2023 Stock Plan. As of December 31, 2024, 121 employees, 7 non-employee directors, 5 consultants and 3 agency temporary employees were eligible to receive awards under the 2023 Stock Plan.

Because our executive officers and non-employee directors are eligible to receive awards under the 2023 Stock Plan, they may be deemed to have a personal interest in the approval of this Item 5 proposal.

Shares Available. Subject to adjustment as described below under “Adjustment Provisions,” the maximum number of shares of Common Stock reserved and available for issuance under the 2023 Stock Plan is 6,326,353 shares of Common Stock, plus 1,510,000 new shares, subject to stockholder approval of the Stock Plan Amendment.

Share Counting Provisions. For purposes of calculating the number of shares of Common Stock issued under the 2023 Stock Plan, and subject to the adjustment provisions set forth in the 2023 Stock Plan:

•	If any award granted under the 2023 Stock Plan is forfeited, canceled, or such award otherwise terminates, any shares subject to such award will not be counted against the 2023 Stock Plan share pool.

•

SARs or stock options are counted in full against the number of shares available for future awards under the 2023 Stock Plan, regardless of the number of shares of Common Stock issued upon settlement of the SAR or stock option.

•

If any shares subject to an award granted under the 2023 Stock Plan are retained or reacquired by the Company in payment of an exercise price or satisfaction of a withholding or other tax obligation in connection with any award, such shares will not be made available for future awards under the 2023 Stock Plan.

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ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

•

The following items will not count against the aggregate number of shares available for future awards under the 2023 Stock Plan: (i) the payment in cash of dividends or dividend equivalents under any outstanding award; (ii) any award that is settled in cash rather than by issuance of shares of Common Stock; or (iii) awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become participants as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any subsidiary of the Company (“Substitute Awards”).

Any shares issued under the 2023 Stock Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased on the open market.

Limitations on Awards. Subject to adjustment as provided in the 2023 Stock Plan:

•	No more than 500,000 shares of Common Stock subject to awards may be granted during any one calendar year to any one participant.

•

The number of shares of stock that may be issued pursuant to incentive stock options, in the aggregate, cannot exceed 7,836,353 shares of Common Stock, subject to stockholder approval of the Stock Plan Amendment.

•	The maximum aggregate number of shares of Common Stock associated with any award made to a non-employee director in any calendar year cannot exceed 250,000 shares of Common Stock.

Types of Awards. Awards that can be granted under the 2023 Stock Plan include Common Stock, deferred stock, restricted stock, restricted stock units (“RSUs”), stock options, SARs, and performance-based awards.

Common Stock. In a Common Stock award, a participant receives a grant of shares of our Common Stock, which shares are not subject to any restrictions on transfer or other vesting conditions. Upon the grant date, the participant will have all of the customary rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends with respect to such shares.

Deferred Stock. In a deferred stock award, the Company agrees to deliver, subject to certain conditions, a fixed number of shares of our Common Stock to the participant at the end of a specified deferral period or periods. During such period or periods, the participant will have no rights as a stockholder with respect to any such shares. No dividends will be paid with respect to shares of deferred stock during the applicable deferral period, and the participant will have no future right to any dividend paid during such period.

Restricted Stock. In a restricted stock award, a participant receives a grant of shares of our Common Stock that are subject to certain restrictions, including forfeiture of such stock upon the happening of certain events. During the restriction period or periods, holders of restricted stock will have the right to vote the shares of restricted stock. No dividends will be paid with respect to shares of restricted stock during the applicable restriction period, and the participant will not have a future right to any dividend paid during such period.

Restricted Stock Units. An RSU is a grant of the right to receive a payment in our Common Stock or cash, or in a combination thereof, equal to the fair market value of a share of our Common Stock on the expiration of the applicable restriction period or periods. During such period or periods, the participant will have no rights as a stockholder with respect to any such shares. No dividends will be paid with respect to shares underlying an RSU during the applicable restriction period, and the participant will have no future right to any dividend paid during such period.

Stock Options. Stock options granted under the 2023 Stock Plan may be either incentive stock options or non-qualified stock options. The exercise price of an option must be at least 100% of the fair market value of our Common Stock on the date of the grant. If the participant owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of stock of our company, the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of Common Stock on the date the incentive stock option is granted.

Stock Appreciation Rights. A grant of a SAR entitles the holder to receive, upon exercise of the SAR, the excess of the fair market value of one share of our Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. The grant price of an SAR may never be less than 100% of the fair market value of a share of Common Stock on the date of grant.

Performance-Based Awards. Awards under the 2023 Stock Plan may be granted contingent upon the achievement of Performance Goals (as defined below) within a particular time frame, as determined by the Compensation Committee. Performance-based awards may be paid in cash, shares of Common Stock, or any combination thereof. The performance levels to be achieved for each applicable performance period and the amount of the award to be paid will be determined by the Compensation Committee in its sole discretion.

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ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

Performance Goals. In the discretion of the Compensation Committee, any award may be granted subject to performance goals (“Performance Goals”) which may include, but shall not be limited to, any one or more of the following as they relate to our company, our subsidiaries or affiliates, or any business unit or department thereof: (i) stock price, (ii) market share, (iii) sales, (iv) earnings per share, (v) diluted earnings per share, (vi) diluted net income per share, (vii) return on stockholder equity, (viii) costs, (ix) cash flow, (x) return on total assets, (xi) return on capital or invested capital, (xii) return on net assets, (xiii) operating income, (xiv) net income, (xv) earnings (or net income) before interest, taxes, depreciation and amortization, (xvi) improvements in capital structure, (xvii) gross, operating or other margins, (xviii) budget and expense management, (xix) productivity ratios, (xx) working capital targets, (xxi) enterprise value, (xxii) safety record, (xxiii) completion of acquisitions or business expansion of the company, our subsidiaries or affiliates (or any business unit or department thereof) (xxiv) economic value added or other value added measurements, (xxv) expense targets, (xxvi) operating efficiency, (xxvii) regulatory body approvals for commercialization of products (xxviii) implementation or completion of critical projects or related milestones, (xxix) quality control, (xxx) supply chain achievements and (xxxi) marketing and distribution of products, in all cases, whether measured absolutely or relative to an index or peer group.

The Compensation Committee has discretion to determine the specific targets with respect to each of these categories of Performance Goals. The Compensation Committee may also grant performance-based awards that are based on Performance Goals other than those set forth above. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Compensation Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable.

Consequences of a Change in Control. Upon the occurrence of a Change in Control of the Company, the following may occur:

•

Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding awards that are not exercised or paid at the time of the Change in Control will be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

•

Unless the applicable award agreement provides otherwise, if a participant’s employment is terminated by the Company or a subsidiary without Cause (as defined in the 2023 Stock Plan) upon or within 12 months following a Change in Control, the participant’s outstanding awards will become fully vested as of the date of such termination; provided that any performance-based awards will vest only based on the greater of (i) actual performance as of the date of the Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of termination.

•

If any outstanding awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Compensation Committee may take any of the following actions with respect to any or all outstanding awards, without the consent of any participant: (i) the Compensation Committee may determine that outstanding stock options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding restricted stock, RSUs, or performance-based awards will immediately lapse; (ii) the Compensation Committee may determine that participants will receive a payment in settlement of outstanding RSUs or performance-based awards, in such amount and form as may be determined by the Compensation Committee; (iii) the Compensation Committee may require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Compensation Committee, in an amount equal to the amount, if any, by which the then fair market value of the shares of Common Stock subject to the participant’s unexercised stock options and SARs exceeds the exercise price or base amount, and (iv) after giving participants an opportunity to exercise all of their outstanding stock options and SARs, the Compensation Committee may terminate any or all unexercised stock options and SARs at such time as the Compensation Committee deems appropriate.

Adjustment Provisions. In the event of a stock dividend, recapitalization, forward or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other corporate transaction or event that affects our Common Stock, the Compensation Committee will make equitable adjustments in (i) the number and kind of shares of Common Stock that may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available under the 2023 Stock Plan, and (iv) the exercise or grant price relating to any award, or if deemed appropriate, the Compensation Committee may also make provision for a cash payment with respect to any outstanding award.

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ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

Actions Requiring Stockholder Approval. Our Board must obtain stockholder approval in order to take any action that would (i) increase the number of shares subject to the 2023 Stock Plan, except for adjustments upon changes in capitalization; (ii) result in the re-pricing, replacement or repurchase of any option, SAR or other award; or (iii) be required to be submitted for stockholder approval under any federal or state law or regulation or Nasdaq listing rules.

Clawback. Any award granted under the 2023 Stock Plan will be subject to mandatory repayment by the participant to the Company pursuant to the terms of any company “clawback” or recoupment policy that is directly applicable to the 2023 Stock Plan and set forth in an award agreement or as required by law to be applicable to the participant.

Transfer Restrictions. No award or other right or interest of a participant under the 2023 Stock Plan may be assigned or transferred for any reason during the participant’s lifetime, other than to the Company or any subsidiary or affiliate, and any attempt to do so will be void and the relevant award will be forfeited. Notwithstanding the foregoing, the Compensation Committee may grant awards, other than incentive stock options, that are transferable by the participant during his or her lifetime, but only to the extent specifically provided in the award agreement entered into with such participant. No incentive stock option will be transferable other than by will or the laws of descent and distribution.

Amendment and Termination. The Board generally may amend, alter, suspend, discontinue or terminate the 2023 Stock Plan, subject to applicable law and Nasdaq requirements, provided that no such termination or amendment will adversely and materially impact any award previously granted to a participant without such participant’s written consent. Any award issued prior to this amendment shall be governed by the terms of the version of the 2023 Stock Plan under which it was granted. Unless earlier terminated by action of the Board, the 2023 Stock Plan will terminate by its terms on the 10-year anniversary of the effective date.

Valuation. The fair market value per share of our Common Stock under the 2023 Stock Plan on any relevant date generally is deemed to be equal to the closing selling price per share on that date as determined by the Nasdaq (or if there was no sale on that date, on the last preceding date on which a sale was reported).

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the 2023 Stock Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE 2023 STOCK PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSIDERATIONS.

Common Stock. Upon the grant of an award of Common Stock, a participant will recognize ordinary income equal to the difference between the amount paid, if any, for such Common Stock and the fair market value of such Common Stock on the grant date, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. The participant’s tax basis in such shares of Common Stock will equal the fair market value of such shares on the grant date. Upon sale of such shares of Common Stock, the participant will recognize short-term or long-term capital gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the grant date. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Stock. A participant recognizes no taxable income and the Company is not entitled to a deduction when deferred stock is awarded. When the deferral period for the award ends and the participant receives shares of the Company’s Common Stock, the participant will recognize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the end of the deferral period. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Stock. Restricted stock received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives restricted stock does not make the election described below, the

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ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

participant recognizes no taxable income upon the receipt of restricted stock, and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value of such shares when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon a sale of shares of restricted stock, the participant will recognize short-term or long-term gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the lapse of the restrictions. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account) minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to the fair market value of such shares when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of the form of election to his or her federal income tax return for the year in which the shares are received.

Non-Qualified Options. A participant recognizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Under the 2023 Stock Plan, payment of the exercise price with respect to non-qualified options may, with the consent of the Compensation Committee, be made in whole or in part with shares of Common Stock or restricted stock held by the participant. Payment in Common Stock or restricted stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in restricted stock, however, the equivalent number of shares of Common Stock received will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the restricted stock surrendered. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income, and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options. A participant recognizes no taxable income (except that an alternative minimum tax liability may arise) and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (beginning on the date of exercise and ending on the later of two years from the date of grant or one year from the date of exercise), gain or loss recognized by a participant upon sale of the shares received upon exercise will be a long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will recognize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount recognized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as short-term capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year.

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ITEM 5 - Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan

Under the 2023 Stock Plan, payment of the exercise price with respect to incentive stock options may, with the consent of the Compensation Committee, be made in whole or in part with shares of Common Stock or restricted stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock or restricted stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in restricted stock, however, the equivalent number of shares of Common Stock received will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the restricted stock surrendered. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs. A participant recognizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of an SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Withholding. The Company is authorized to withhold from any payment relating to an award under the 2023 Stock Plan any payroll or other payment to a participant sufficient to satisfy Federal, state, local, foreign or other taxes (including the participant’s FICA or other applicable social tax obligation) required by law to be withheld with respect to any taxable event arising as a result of the 2023 Stock Plan.

The Company may cause any tax withholding obligation to be satisfied by the Company withholding shares of Common Stock having a fair market value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates). In the alternative, the Company may permit participants to elect to satisfy the tax withholding obligation, in whole or in part, by either (i) having the Company withhold shares of Common Stock having a fair market value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates) or (b) tendering previously acquired shares of Common Stock having an aggregate fair market value equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates).

New Plan Benefits

Future awards under the 2023 Stock Plan will be made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the 2023 Stock Plan in the future are not determinable at this time.

Considerations of the Board

We believe that the 2023 Stock Plan and the approval of the Stock Plan Amendment are essential to our continued success. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the 2023 Stock Plan will substantially assist us in continuing to attract and retain employees, consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. The increase in the reserve of Common Stock available under the Stock Plan Amendment will enable us to continue to grant such awards to executives, other eligible employees, our consultants and non-employee directors. If our stockholders do not approve this proposal in Item 5, the Stock Plan Amendment, the share increase and the clarification to the number of shares that may be granted as incentive stock options, as described above, will not become effective.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. For purposes of determining approval of this proposal, abstentions and broker non-votes will not affect the results of this vote.

The Board unanimously recommends a vote FOR approval of the Stock Plan Amendment.

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Pay Versus Performance

PAY VERSUS PERFORMANCE
The Compensation Committee approves and administers our executive compensation program, which is designed to attract, incentivize, reward, and retain our executive officers. Our program aligns our executive officer’s pay with our stockholder interests and links pay to performance through a combination of short-term and long-term incentive compensation programs. This high utilization of incentive compensation results in higher total realized pay when our executive officers exceed the Compensation Committee-approved performance targets. Conversely, failure to achieve the approved targets results in lower realized pay, including the possibility that some awards pay zero at the end of their performance period.
As required by Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between the compensation actually paid (as calculated under applicable SEC rules) to our CEO and other Named Executive Officers and certain aspects of our financial performance. For further information concerning our pay for performance philosophy and how the Company aligns executive compensation with performance, please refer to the “
Compensation Discussion and Analysis
.”
2024
Pay-Versus-Performance
Table

							Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (Current) (b)	Compensation Actually Paid to PEO (Current) (c)	Summary Compensation Table Total for PEO (Former) (1) (d)	Compensation Actually Paid to PEO (Former) (2) (e)	Summary Compensation Table Total for Non-PEO Named Executive Officer (1) (f)	Compensation Actually Paid to Non-PEO Named Executive Officer (2) (g)	Total Shareholder Return (3)	Peer Group Total Shareholder Return (4)	Net Income (5)	Adjusted EBITDA (6)
2024	$2,449,488	$3,048,492	N/A	N/A	$1,171,918	$1,812,135	$183	$108	$16,183,000	$56,417,000
2023	$1,213,482	1,497,516	$6,443,582	$7,195,056	$1,126,919	$1,421,254	$116	$116	($17,679,000)	$6,494,000
2022	N/A	N/A	$3,868,401	($919,661)	$1,492,460	($240,381)	$76	$99	($59,546,000)	($29,889,000)
2021	N/A	N/A	$3,913,187	$4,808,588	$1,543,590	$1,714,588	$236	$143	$17,721,000	$36,585,000
2020	N/A	N/A	$2,275,770	$7,318,108	$1,113,160	$2,996,248	$228	$118	$38,746,000	$61,448,000

(1)
The dollar amounts reported in columns (b), (d) and (f) represent the amount of total compensation reported for the following Named Executive Officers for each corresponding covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable fiscal year. Please refer to “
Executive Compensation—2024 Summary Compensation Table
.”

•	In column (b), PEO 1: Cris Keirn, our Interim CEO from July 2023 to March 2024 and CEO beginning in March 2024; Mr. Keirn was not a Named Executive Officer from January 2020 through June 30, 2023

•	In column (d), PEO (Former): Juergen Stark, our former CEO from September 2012 through June 30, 2023

•	In column (f), Other Non-PEO Named Executive Officer (“ Other NEO ”) for fiscal 2020—2024: John Hanson, our CFO from September 2013 through February 3, 2025.

(2)
The dollar amounts reported in columns (c), (e) and (g) represent the amount of “compensation actually paid” to our PEO 1 (Mr. Keirn), Former PEO (Mr. Stark) through 2023 and our Other NEO (Mr. Hanson) as computed in accordance with Item 402(v) of Regulation
S-K
for each covered fiscal year, except Mr. Stark’s 2023 compensation actually paid reflects amounts paid under the Stark Separation Agreement – please refer to our Proxy Statement for our 2024 Annual Meeting of Stockholders under the heading “
Executive Compensation—2023 Summary Compensation Table
” for more details. The dollar amounts do not reflect the actual amount of compensation earned or received by Messrs. Keirn, Stark or Hanson during the applicable fiscal year. Figures for compensation paid to our current PEO and Other NEO in 2022 and 2023 are slightly different from the executive compensation disclosure reflected in our 2024 definitive proxy statement filed with

67

Pay Versus Performance

the SEC on April 29, 2024 to correct minor adjustments in the calculations of the number of unvested PSUs at year end. In accordance with the of Item 402(v) of Regulation
S-K,
the following adjustments were made to total compensation for each fiscal year to determine the “compensation actually paid” for PEO and the Other NEO:

Year	Executive	Reported Summary Compensation Table Total	Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table (a)	Equity Award Adjustments (b)	Compensation Actually Paid

2024	PEO 1 Other NEO	$2,449,488 $1,171,918	$1,525,522 $ 500,398	$2,124,526 $1,140,615	$3,048,492 $1,812,135

2023	PEO 1 PEO (Former) Other NEO	$1,213,482 $6,443,582 $1,126,919	$ 460,658 $1,703,400 $ 450,900	$ 744,692 $2,454,875 $ 745,235	$1,497,516 $7,195,056 $1,421,254

2022	PEO (Former) Other NEO	$3,868,401 $1,492,460	$2,976,312 $ 972,884	($1,811,750) ($ 759,957)	($ 919,661) ($ 240,381)

2021	PEO (Former) Other NEO	$3,913,187 $1,543,590	$2,743,000 $ 932,620	$3,638,401 $1,103,618	$4,808,588 $1,714,588

2020	PEO (Former) Other NEO	$2,275,770 $1,113,160	$ 696,325 $ 333,025	$5,738,663 $2,216,113	$7,318,108 $2,996,248

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year.

(b)
The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) to the applicable reported Summary Compensation Table Total of the following: (i) the year-end
fair value of any equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior fiscal years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date; (iv) for equity awards granted in prior fiscal years for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Executive	Year End Fair Value of Equity Awards Granted in Covered Fiscal Year	Year over Year Change in Fair Value of Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Covered Fiscal Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in Covered Fiscal Year	Fair Value at End of Prior Fiscal Year of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions during Covered Fiscal Year	Total Equity Award Adjustments

2024	PEO 1 Other NEO	$1,512,219 $ 504,067	$ 310,368 $ 347,326	$ 33,994 $ 0	$ 315,395 $ 340,322	$ 47,450 $ 51,100	$2,124,526 $1,140,615

2023	PEO 1 PEO (Former) Other NEO	$ 502,944 $ 0 $ 493,254	$ 182,959 $ 0 $ 196,554	$ 0 $1,866,600 $ 0	$ 120,929 $ 863,120 $ 122,347	$ 62,140 $ 274,845 $ 66,920	$ 744,692 $2,454,875 $ 745,235

2022	PEO (Former) Other NEO	$1,000,726 $ 330,441	($2,337,449) ($ 900,655)	$ 0 $ 0	($ 475,028) ($ 189,744)	$ 0 $ 0	($1,811,750) ($ 759,957)

2021	PEO (Former) Other NEO	$2,226,000 $ 667,800	$ 99,477 $ 43,683	$ 0 $ 0	$1,312,923 $ 392,135	$ 0 $ 0	$3,638,401 $1,103,618

2020	PEO (Former) Other NEO	$3,200,793 $1,530,814	$2,180,289 $ 627,722	$ 0 $ 0	$ 357,581 $ 57,577	$ 0 $ 0	$5,738,663 $2,216,113
Equity Award Valuations:
Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. The valuation assumptions used to calculate the fair values of the stock options held by the PEO, PEO (former) and the Other NEO that vested during or were outstanding and unvested as of the end of each covered fiscal year differed from those valuation

2025 Proxy Statement	68

Pay Versus Performance

assumptions disclosed at the time of grant in the following respects: the expected term assumptions varied from 3.65 years to 3.80 years, risk-free interest
rate assumptions varied from 3.9% to 4.4% and the stock price volatility assumptions varied from 51.4% to 53.8%, depending on the specific stock option the fair value which was being recalculated. Time-based RSU award grant date fair values are calculated using the stock price as of date of grant. The valuation assumptions used to calculate the fair values of the time-based RSU awards held by the PEO, PEO (former) and the Other NEO that vested during or were outstanding as of the end of each covered fiscal year have been adjusted using the stock price as of year-end
and as of each vesting date. PSU award grant date fair values are calculated using the stock price as of date of grant assuming target performance. The valuation assumptions used to calculate the fair values of the PSU awards held by the PEO, PEO (former) and the Other NEO that were earned and vested during or were outstanding as of the end of each covered fiscal year have been adjusted using the stock price as of the year-end
and as of the end of each performance period.

(3)
Cumulative total stockholder return (“
TSR
”) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2019) by our share price at the beginning of the measurement period.

(4)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 500 Consumer Durables and Apparel Index, a published industry index.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year.

(6)
Refers to adjusted EBITDA, a
non-GAAP
financial measure, which is defined in our Annual Report on Form
10-K
as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation
(non-cash)
and certain
non-recurring
special items that we believe are not representative of core operations.

Financial Performance Measures
Our executive compensation program is designed to motivate our executive officers to achieve short-term and long-term results that are in the best interests of our stockholders and a long-term commitment to the Company. A significant portion of our compensation is in the form of incentive compensation, including equity-based awards, tied to rigorous financial and strategic goals. For the most recently completed fiscal year, our most important performance measures, in no particular order, were:

•	Adjusted EBITDA

•	Net Revenues

•	Headset and Controller Market Share Growth

•	Stock Price
These performance measures influence how we set our executive compensation levels, determine incentive plan payout decisions, and impact the value of the Company, which in turn is reflected in the compensation paid to our PEOs and the Other NEO.
Relationship Between Compensation Actually Paid and Performance Measures
The Pay Versus Performance table above and the charts below demonstrate that the compensation actually paid to our PEOs and the Other NEO was generally aligned with our performance based on the performance measures presented in the table over the covered fiscal years, including TSR, net income, and Adjusted EBITDA.

69

Pay Versus Performance

Compensation Actually Paid and Company TSR
As demonstrated in the chart below, the amount of compensation actually paid to our PEOs and the Other NEO is generally aligned with our TSR. Given the weighting of equity-based compensation in our overall pay mix for the four covered fiscal years, our TSR performance materially impacted the compensation actually paid in 2024. The chart also compares our cumulative TSR to the cumulative TSR of our selected peer group for the four covered fiscal years.

2025 Proxy Statement	70

Pay Versus Performance

Compensation Actually Paid and Net Income
The chart below illustrates the correlation between compensation actually paid to our PEOs and the Other NEO against the Company’s GAAP net income. Our increased 2024 net income was driven by incremental revenue from the PDP acquisition and growth in our product markets.
We do not use net income as a financial performance measure in our executive compensation program, but there is an indirect correlation between our profitability and compensation actually paid through the impact of Adjusted EBITDA performance on pay outcomes as a measure in both our annual incentive plan and performance stock unit plan (expressed as a percentage of revenue).

71

Pay Versus Performance

Compensation Actually Paid and Adjusted EBITDA
The chart below compares the compensation actually paid to our PEOs and the Other NEO with our Adjusted EBITDA performance, the financial performance measure that, in our assessment, represents the most
important financial performance measure used by us to link compensation actually paid to our PEOs and the Other NEO for the most recently completed fiscal year, to our performance. Our compensation actually paid correlated with our Adjusted EBITDA, which increased based on similar factors as noted above impacting net income, as well as reduced stock-based compensation, increased acquisition-related costs, incremental increased costs on acquired inventory, and a loss of inventory in transit.

2025 Proxy Statement	72

Director Compensation

DIRECTOR COMPENSATION

To attract and retain qualified non-employee directors, the Company has established a formal program providing for a mix of cash retainer fees and equity awards. Our Compensation Committee reviews this compensation program, with assistance from Compensia, on a periodic basis to ensure the program remains aligned with competitive market best practices.

The following table lists compensation paid to all non-employee directors serving during 2024. Directors who are also employees of the Company receive no additional compensation for service as directors. Compensation for Mr. Keirn, the CEO, is reported in the 2024 Summary Compensation Table included in “Executive Compensation” above.

2024 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

L. Gregory Ballard(3)	$62,016	$119,984	$182,000

Elizabeth B. Bush(4)	$25,040	$73,180	$98,220

Terry Jimenez(5)	$117,500	$169,984	$287,484

Dave Muscatel(6)	$0	$0	$0

Katherine L. Scherping(7)	$78,508	$119,984	$198,492

Julia W. Sze(8)	$72,500	$119,984	$192,484

Michelle D. Wilson(9)	$29,069	$13,152	$42,221

Andrew Wolfe, Ph.D.(10)	$77,500	$149,984	$227,484

William Wyatt(11)	$71,774	$149,984	$221,758

(1)	Cash fees paid to our non-employee directors are described below.

(2)

Amounts in this column do not reflect actual compensation received by our non-employee directors. The “Stock Awards” column reports the aggregate grant date fair value of restricted stock granted to our non-employee directors during 2024 in accordance with FASB ASC Topic 718 and assume no forfeiture rate. These restricted stock awards are granted under the 2023 Stock Plan, and the method for determining the number of shares subject to the grant is described below.

(3)	As of December 31, 2024, Mr. Ballard held 6,988 shares of restricted stock that were granted on April 1, 2024.

(4)

Ms. Bush was appointed to the Board effective July 24, 2024 and received pro-rated cash and equity compensation during fiscal year 2024. As of December 31, 2024, Ms. Bush held 4,805 shares of restricted stock there were granted on July 24, 2024 and vest on April 1, 2025.

(5)

As of December 31, 2024, Mr. Jimenez held 6,988 shares of restricted stock that were granted on April 1, 2024 and 3,320 shares of restricted stock that were granted on May 3, 2024 in recognition of Value Enhancement Committee contributions.

(6)

Mr. Muscatel was appointed to the Board in connection with the acquisition of PDP in March 2024. He is not considered an independent director and does not receive cash or equity compensation for his services, other than reimbursement for travel expenses to attend Board meetings.

(7)	As of December 31, 2024, Ms. Scherping held 6,988 shares of restricted stock that were granted on April 1, 2024.

(8)	As of December 31, 2024, Ms. Sze held 6,988 shares of restricted stock that were granted on April 1, 2024.

(9)	Ms. Wilson was granted 6,988 shares of restricted stock on April 1, 2024, but only a pro-rata amount of such grant, 766 shares, vested on June 11, 2024 when Ms. Wilson left the Board.

(10)

As of December 31, 2024, Mr. Wolfe held 6,988 shares of restricted stock that were granted on April 1, 2024 and 1,992 shares of restricted stock that were granted on May 3, 2024 in recognition of Value Enhancement Committee contributions.

(11)

As of December 31, 2024, Mr. Wyatt held 6,988 shares of restricted stock that were granted on April 1, 2024 and 1,992 shares of restricted stock that were granted on May 3, 2024 in recognition of Value Enhancement Committee contributions.

73

Director Compensation

Our non-employee directors receive a standard annual cash retainer fee, in addition to special fees for serving as a member of a Board committee or the chair of a Board committee. No changes were made to the program for 2024 following the adjustments to select retainers effective July 2023. Cash retainer amounts for special committees that may be established periodically, such as the CEO Search Committee, are in effect only during the time period that these committees are functioning.

Pay Element	2024

Annual Cash Retainer Fee (other than the Chair of the Board)	$50,000

Supplemental Annual Cash Retainers: Board Leadership and Committee Service

• Chair of the Board (when not an executive of the Company)	$40,000

• Lead Independent Director	N/A

• Audit Committee-Chairperson	$20,000

• Audit Committee-Other Members	$10,000

• Compensation Committee-Chairperson	$15,000

• Compensation Committee-Other Members	$7,500

• Nominating and Governance Committee-Chairperson	$15,000

• Nominating and Governance Committee-Other Members	$7,500

• Value Enhancement Committee-Chairperson	$20,000

• Value Enhancement Committee-Member	$10,000

• CEO Search Committee-Chairperson(1)	$10,000

• CEO Search Committee-Member(1)	$5,000

(1)	The CEO Search Committee was dissolved in March 2024 upon appointment of Cris Keirn as CEO.

There are no Board or committee meeting attendance fees. Our non-employee directors are reimbursed by the Company for travel and expenses they incur in connection with their service on the Board and its committees.

In addition to the cash fees described above, the Company intends to continue to grant certain equity awards to our non-employee directors. Upon initial election or appointment of a non-employee director to the Board, the Compensation Committee grants a pro-rated award of restricted stock equal to the annual value awarded to non-employee directors. This initial grant of restricted stock vests on the same vesting date as the last annual award for the existing directors. In addition, in 2024, each non-employee director received a grant of restricted stock having a grant date fair market value of approximately $120,000. The annual grant of restricted stock vests on the first anniversary of the grant date. To reflect the significant time commitment and key contributions of the Value Enhancement Committee in fiscal year 2024 with respect to the PDP acquisition, the Board approved one-time grants of restricted stock with a value of $50,000 to Mr. Jimenez and with a value of $30,000 to Mr. Wolfe and Mr. Wyatt. These awards, granted in May 2024, vest in full on the first anniversary of the date of grant.

We maintain stock ownership guidelines for our non-employee directors and our CEO. The ownership guidelines require each non-employee director to own shares of our Common Stock and vested awards with a value equal to three times the value of the annual cash retainer payable to a director. Our non-employee directors are required to attain such stock ownership goal no later than five years from the date the guidelines were adopted or on which they first were appointed to the Board.

In addition, the total value of compensation granted to any non-employee director cannot exceed $750,000 in any calendar year, except that the limit would be increased to $1,250,000 for the calendar year during which an individual becomes a non-employee director. The total value of the compensation to a non-employee director serving as a Chair of the Board cannot exceed $1,250,000 in any calendar year.

2025 Proxy Statement	74

Certain Relationships and Related Party Transactions

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company maintains a policy that the Audit Committee review certain transactions in which the Company and its directors, executive officers or their immediate family members are participants to determine whether a related person has a direct or indirect material interest. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any such related party transaction. This policy is included in our Audit Committee charter, and we consider it part of our conflicts of interest section of our Corporate Governance Principles and Guidelines.

In determining whether to approve, disapprove or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, (1) whether the transaction is on terms no less favorable to the Company than terms that would otherwise be generally available to the Company if the transaction was entered into under the same or similar circumstances with a party unaffiliated with the Company and (2) the extent of the interest of the related party in the transaction.

Except as set forth below, none of our directors are a party to any agreement or arrangement relating to compensation provided by a third party in connection with their service on the Board that would be required to be disclosed pursuant to the Nasdaq listing rules or the Exchange Act.

The Donerail Group LP

Pursuant to the Cooperation Agreement, among other things, at each annual or special meeting of the Company’s stockholders during the term of the Cooperation Agreement, Donerail has agreed to vote the shares of the Common Stock then held by it in accordance with the Board’s recommendations on all proposals other than proposals with respect to extraordinary transactions. Moreover, other than with respect to certain proposals relating to Board composition, if Institutional Shareholder Services, Inc. (“ISS”) or Glass Lewis & Co. (“Glass Lewis”) recommends differently from the Board, Donerail may vote in accordance with the recommendation of either ISS or Glass Lewis.

Donerail has also agreed to certain customary standstill provisions during the term of the Cooperation Agreement prohibiting it from, among other things, (i) purchasing or otherwise acquiring ownership of any securities of the Company as a result of which Donerail would beneficially own more than 9.9% of the Common Stock, subject to certain limited exceptions, (ii) selling, assigning, transferring or disposing of any shares of Common Stock to any third party if it would result in the third party owning more than 4.9% of the outstanding shares of Common Stock at such time or if it would increase the ownership of a third party owning more than 4.9% of the outstanding shares of Common Stock, (iii) taking certain actions to change or influence the Board, Company management or the direction of certain Company matters, (iv) soliciting proxies, (v) forming, joining or participating in any group or agreement with respect to any voting securities of the Company, (vi) advising, influencing or encouraging any person with respect to the voting of any securities of the Company, (vii) making any request for the Company’s stockholder list materials or other books and records, (viii) making certain announcements regarding the Company’s transactions, (ix) initiating, making or knowingly participating in any extraordinary transactions, and (x) exercising certain stockholder rights.

The Cooperation Agreement will terminate upon five business days’ written notice by either party. Notwithstanding the foregoing, the Cooperation Agreement will terminate immediately upon the entry by the Company into any extraordinary transaction, including a merger, sale or recapitalization of the Company. Each of the Company and Donerail has the right to terminate the Cooperation Agreement earlier if the other party commits a material breach of the Cooperation Agreement and such breach is impossible to cure or, if capable of being cured, is not cured within a reasonable amount of time.

Under the Cooperation Agreement, Donerail had the right to designate new directors to serve on the Board (the “New Directors”) and Donerail maintains certain rights to designate candidates to replace the New Directors should certain directors cease to serve as a member of the Board during the term of the Cooperation Agreement; provided that Donerail will no longer have the right to designate such replacement candidates if Donerail ceases to beneficially own, in the aggregate, at least 2.0% of the outstanding shares of Common Stock.

DC VGA LLC (f/k/a PDP Holdings, LLC)

On March 13, 2024, the Company entered into a merger agreement (the “Merger Agreement”), by and among Tide Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, Tide Acquisition Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, FSAR Holdings, Inc. (“FSAR”), a Delaware corporation, and PDP Holdings, LLC, a Delaware limited liability company (the “Seller”). Pursuant to the Merger Agreement, the Company acquired all the issued and outstanding equity of PDP, for consideration valued at $118 million, structured as a merger between a subsidiary of the Company and FSAR, the then parent of PDP (the “Transaction”). Consideration for the Transaction consisted of the issuance of 3.45 million shares of Common Stock (the “Stock Consideration”) and approximately $79.9 million in cash, subject to customary post-closing adjustments.

75

Certain Relationships and Related Party Transactions

Mr. Muscatel received approximately $1,458,357 in cash at the closing of the Transaction and $97,695 upon the resolution of post-closing adjustments related to the net working capital of PDP. In addition, Mr. Muscatel’s ownership interest in the Seller may entitle him to receive a portion of any proceeds from the Stock Consideration, such portion valued at approximately $1,541,693 based on the closing price of the Common Stock on March 13, 2024.

In connection with the Merger Agreement, the Company simultaneously entered into a stockholder agreement (the “Stockholder Agreement”) with the holders of the Stock Consideration (the “Diversis Stockholder”) pursuant to which the Diversis Stockholder received two demand registration rights to request that the Company register with the SEC the sale of all or part of the Stock Consideration following a lock-up period that expires nine months after the date of the acquisition, and piggy-back registration rights in the event the Company proposes to register under the Securities Act of 1933, as amended, the issuance or sale of any of its securities. The Diversis Stockholder also has the right to annually designate one candidate to the Board for so long as the Diversis Stockholder continues to hold 10% or more of the outstanding shares of Common Stock. Mr. Muscatel was the first candidate designated by the Diversis Stockholder. The Diversis Stockholder also agreed to take certain actions to further support the Company’s ongoing operations, including to vote in favor of the Board’s directorship nominees and refrain from engaging in solicitations or proxies in opposition to such nominees.

2025 Proxy Statement	76

Delinquent Section 16(a) Reports

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of such equity securities of the Company. We believe, based solely upon the reports filed with the SEC and written representations regarding reports required during the fiscal year ended December 31, 2024, no executive officer or director of the Company failed to file reports required by Section 16(a) on a timely basis, except for a late Form 4 filing by Mr. Cris Keirn on February 5, 2024, reporting a deferred stock award granted to Mr. Keirn on January 31, 2024.

HOUSEHOLDING

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

OTHER BUSINESS

The Company is not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the persons named as proxy in the accompanying form of proxy will vote the shares they represent as recommended by the Board (to the extent permitted by Rule 14a-4(c) of the Exchange Act).

77

Amendment No. 2025-1 to Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan

AMENDMENT NO. 2025-1 TO

TURTLE BEACH CORPORATION

2023 STOCK-BASED INCENTIVE COMPENSATION PLAN

June  , 2025

WHEREAS, Turtle Beach Corporation, a Nevada corporation (the “Company”), maintains the Company’s 2023 Stock-Based Incentive Compensation Plan (the “Plan”) for the benefit of eligible employees of the Company or its subsidiaries or affiliates, non-employee members of the Company’s Board of Directors, and other service providers who perform services for the Company or its subsidiaries or affiliates; and

WHEREAS, the Company desires to amend the Plan to increase the total number of shares of common stock of the Company that may be issued or transferred under the Plan and to update the number of shares of common stock that may be granted as incentive stock options; and

NOW, THEREFORE, in accordance with the foregoing and subject to approval of the Company’s stockholders, the Plan shall be, and hereby is, amended as follows:

1.	Section 6.1 of the Plan is hereby deleted in its entirety and replaced with the following:

“6.1 Number of Shares. Subject to adjustment as provided in Section 15 and the provisions of this Section 6, the total number of shares of Common Stock reserved and available for issuance pursuant to Awards granted under the Plan shall be 6,326,353, plus effective as of the date of stockholder approval, an additional 1,510,000 shares of Common Stock.

2.	Clause (i) of Section 6.2 is hereby deleted in its entirety and replaced with the following:

“(i) the maximum number of shares of Common Stock available for Awards that are intended to be Incentive Stock Options shall not exceed 7,836,353”

3.	Except as modified herein, all provisions of the Plan shall remain in full force and effect.

SIGNATURE PAGE FOLLOWS

2025 Proxy Statement	78

Amendment No. 2025-1 to Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2025-1 to the Company’s 2023 Stock-Based Incentive Compensation Plan as of the date first set forth above.

TURTLE BEACH CORPORATION

By:
Name:	Mark Weinswig
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 2025-1 TO STOCK-BASED INCENTIVE COMPENSATION PLAN

79

TURTLE BEACH CORPORATION 15822 BERNARDO CENTER DRIVE, SUITE 105 SAN DIEGO, CA 92127

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TBCH2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73886-P30354      KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TURTLE BEACH CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain

1a. Terry Jimenez	☐	☐	☐

1b. Elizabeth B. Bush	☐	☐	☐

1c. Cris Keirn	☐	☐	☐

1d. David Muscatel	☐	☐	☐

1e. Katherine L. Scherping	☐	☐	☐

1f. Julia W. Sze	☐	☐	☐

1g. Andrew Wolfe, Ph.D.	☐	☐	☐

1h. William Wyatt	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals 2, 3, and 5.			For	Against	Abstain

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.		☐	☐	☐

3.	An advisory vote on the compensation of our named executive officers (“Say-on-Pay”).		☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal 4.		1 Year	2 Years	3 Years	Abstain

4.	An advisory vote on the frequency with which our stockholders will be entitled to vote on Say-on-Pay.	☐	☐	☐	☐
			For	Against	Abstain

5.	To approve an amendment to the Company’s 2023 Stock-Based Incentive Compensation Plan to increase the total number of shares of common stock authorized for grant under the plan from 6,326,353 shares to 7,836,353.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V73887-P30354

TURTLE BEACH CORPORATION

Virtual Annual Meeting of Stockholders

June 3, 2025 12:00 PM ET

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Terry Jimenez and Mark Weinswig, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TURTLE BEACH CORPORATION that the stockholder(s) is/are entitled to vote at the Virtual Annual Meeting of Stockholders to be held at 12:00 PM ET, on June 3, 2025, virtually at www.virtualshareholdermeeting.com/TBCH2025, and any postponements, continuations, or adjournments thereof with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS ON ALL MATTERS LISTED ON THIS PROXY, AS FOLLOWS. “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED UNDER ITEM ONE, AND “FOR” EACH OF THE PROPOSALS UNDER ITEMS TWO, THREE AND FIVE AND “1 YEAR” ON PROPOSAL FOUR. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy by delivering another proxy with a later date, by voting again via the Internet or by telephone, by delivering written notice of revocation of proxy to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Virtual Annual Meeting, or by attending the Virtual Annual Meeting and voting virtually.

Continued and to be signed on reverse side